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Exhibit 10.59

    ***Text Omitted and Filed Separately
Confidential Treatment Requested Under 17 C.F.R.
§§200.80(b)(4), 200.83 and 240.24b-2.

TURNKEY AGREEMENT
between
ADOBE SYSTEMS INTERNATIONAL LIMITED PARTNERSHIP having a Cayman Islands Registered Number 11653 c/o Ernst & Young Corporate Centre, Suite 305, P.O. Box 1383, Bay Street, Bridgetown, Barbados
and
SYKES EUROPE LIMITED, a company incorporated under the Companies Acts and having a place of business at Nether Road, Galashiels, Selkirkshire, TD1 3HE (hereinafter called "Sykes")
WHEREAS
(A)		Adobe owns or licenses certain Software Products and related Documentation (all as after defined).
(B)		Sykes desires to obtain the right to serve as one of Adobe's turnkey suppliers of Software Products as requested by Adobe on the terms and conditions contained herein.
	1.	DEFINITIONS
As used in this Agreement, the following terms shall have the following respective meanings unless the context otherwise requires:
	1.1	"Adobe" shall refer to Adobe Systems International Limited Partnership and any member of the Company Group.
	1.2	"Adobe Designated Destination" shall mean any location to which Adobe instructs Sykes to ship Adobe Product Packages.
1.3
"Adobe Product Package" shall mean the Software, Documentation, end user agreements, packaging materials and any related materials identified by Adobe in the Master Production Schedule and Bill of Materials for one or more products ("Adobe Product Packages"). The Adobe Product Packages may be removed, changed, or added to by Adobe, in its sole discretion. A detailed description of what is included in each Adobe Product Package will be supplied by Adobe to Sykes in accordance with Clause 4.3.
1.4
"Adobe Product Release" shall mean a version of the product generally released to the public with a version number such as 6.x until it is replaced by a new Adobe Product Release. A new Adobe Product Release would be a change in version from version 6.0 to 6.5 or 6.0 to 7.0 but would not be a change in version from 6.0 to 6.0.7.

1.5
"Bill of Materials" shall mean a list, a sample of which is attached hereto as Part 1 of the Schedule, that describes the type and quantity of Components needed to build a particular version of an Adobe Product Package.
1.6	"Company Group" means Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, California, USA and its subsidiaries and affiliates.
1.7
"Components" shall mean components to be used by Sykes or any Submanufacturers (as after defined) to produce Finished Goods in accordance with the Print Authorization form and Master Production Schedule.
1.8
"Confidential Information" shall mean any and all of Adobe's technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents and formulae related to the current, future and proposed products and services referred to in this Agreement and includes, without limitation, Adobe's information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, marketing plans and all information disclosed by Adobe to Sykes.
1.9	"Documentation" shall mean Adobe's published materials used with Adobe Product Packages.
1.10	"Effective Date" shall mean 4 December 1999.
1.11	"Finished Goods" shall mean Adobe Product Packages completed by Sykes or Submanufacturer (as after defined) in accordance with the Master Production Schedule.
1.12	"Fiscal Month" shall mean the months described in the schedule provided by Adobe to Sykes as part of the Master Production Schedule.
1.13
"Inventory" shall mean (i) the Adobe Product Packages which have been completed by Sykes, (ii) all of Sykes' work in progress with respect to the Adobe Product Packages, (iii) all materials or Components for Adobe Product Packages which have been ordered by Adobe and received by Sykes or are on order by Sykes with its Submanufacturers (as after defined) (to the extent such materials or Components are non-cancelable or if cancelable, are not subject to any cancellation charges) only to the extent such items (i), (ii) and (iii) are required to fulfill up to one hundred percent (100%) of the completed Adobe Product Packages referenced in Adobe's Purchase Orders or Master Production Schedule which remain unshipped to Adobe.
1.14
"IP Rights" shall mean all of Adobe's and Adobe's suppliers' intellectual property rights, similar and/or neighbouring rights and sui generis rights, inter alia, database protection of whatever nature anywhere in the world and all rights pertaining thereto including but not limited to all present and future title to and/or interests therein whether recorded or registered in any manner or otherwise, including, without prejudice to the foregoing generality, the Trade Marks and other trade marks and service marks and applications therefor, patents and patent applications, copyright, database rights, designs, design rights both registered and unregistered, design right applications, trade secrets, know-how, information, production methods, data, source codes, and object codes, discoveries, specifications, diagrams, technology, research, methods of formulation, results of tests and field trials, specifications of materials, composites of materials, formulae and processes;

1.15	"Master Media" shall mean the original reproducible media to be used by Sykes to reproduce the contents of each Adobe Product Package, including, but not limited to, CD, disk, film and paper.
1.16
"Master Production Schedule" shall mean a two monthly schedule a sample of which is attached hereto as Part 2 of the Schedule given by Adobe to Sykes which may include inter alia: an estimate of the materials projected by Adobe to be needed by Sykes for the manufacture of one or more Adobe Product Packages; a forecast of Finished Goods required by Adobe to be provided by Sykes; and details of any goods given to Sykes by Adobe to be worked upon by Sykes in accordance with Adobe's instructions.
1.17	"Print Authorisation form" shall mean an electronic document from Adobe to Sykes, a sample of which is attached hereto as Part 3A of the Schedule, describing Components to be purchased by Sykes.
1.18
"Purchase Order" is an electronic document from Adobe to Sykes, a sample of which is attached hereto as Part 3B of the Schedule describing the quantity, sku number, price, and terms for which Adobe is offering to purchase Finished Goods items which are to be manufactured by Sykes or Submanufacturers (as after defined) in accordance with the Master Production Schedule.
1.19	"Schedule" means the Schedule in 9 parts attached hereto which shall be deemed to form part of this Agreement.
1.20	"Software" shall mean the copy(ies) of the Software Products in object code.
1.21
"Software Products" shall mean the copy(ies) of the Software and the Documentation for the Adobe Products Packages which are supplied to Adobe by Sykes pursuant to this Agreement. For the avoidance of doubt, all categories of Adobe software set out in either the Master Production Schedule or the Purchase Order are deemed to be Software Products.
1.22
"Special Printing Aids" shall mean printed materials including: Silkscreens for CD's, t-shirts and other marketing items; steel dies for embossing and engraving; cutting dies for packaging and stickers; lithographic plates for the printing presses; films; files and artwork.
1.23
"Specifications" shall mean the detailed specification provided by Adobe to Sykes setting out details of the Components that are to be used by Sykes in fulfillment of its obligations in terms of this Agreement a sample of which is attached hereto as Part 4 of the Schedule.
1.24
"Statement of Work" shall mean the statement of work provided to Sykes by Adobe which describes the services to be provided by Sykes to Adobe in terms of this Agreement and which is attached as Part 9 to the Schedule.
1.25	"Trademarks" shall mean the trademarks used by Adobe and its suppliers to identify the Adobe Product Packages.
2.	AUTHORIZATION OF MANUFACTURER
2.1	Reproduction

Subject to the terms and conditions of this Agreement, Adobe authorizes Sykes, on a non-exclusive basis, to use the Master Media to reproduce and assemble the Adobe Product Packages for distribution exclusively to Adobe for shipment only to Adobe Designated Destinations, and Sykes accepts such appointment.

2.2	Adobe Product Package Designs

Sykes shall be entitled to reproduce, with no alteration, Adobe's designs and contents for the Adobe Product Packages and shall comply in all respects with the Specifications, unless Adobe has given Sykes prior written approval for changes requested by Sykes. In the event Sykes wishes to alter any Component of any Adobe Product Package, it will submit samples of such Components, as altered, to Adobe at least thirty (30) days prior to volume production of such altered Adobe Product Packages by Sykes. Upon receipt of any altered Components, Adobe will promptly approve or reject such alterations in writing. Under no circumstances will Sykes commence volume production of any altered Adobe Product Package or distribute any such Adobe Product Package without Adobe's prior written approval.
2.3	Ownership of Adobe Product Packages

Adobe retains sole ownership of the Documentation, Master Media, Inventory, IP Rights, Confidential Information, and related materials, including but not limited to those used by Sykes to produce the Adobe Product Packages, as well as to all Adobe Product Packages produced by Sykes under this Agreement. Sykes agrees to take all steps necessary to ensure that all right, title and interest to the foregoing at all times remains with Adobe. To that end, when deemed necessary, in Adobe's sole discretion, Sykes shall execute all documents necessary to carry out the foregoing including, but not limited to, assignation of any rights Sykes may have therein.
2.4	Independent Contractor

The parties agree that no joint venture, partnership, employment or agency relationship shall be deemed to have been created by this Agreement and neither of the parties shall be entitled to bind the other by contract or otherwise.
2.5	Use of Third Parties
2.5.1
Adobe will specify which suppliers Sykes may use to subcontract the production or supply of Components, for CD replication and for duplication of disks for the Adobe Product Packages. Without limiting the foregoing generality, Adobe shall only authorise CD replicators who have entered into a CD replication agreement with Adobe on terms acceptable to Adobe. Sykes may recommend certain submanufacturers for said Components, for CD replication and for duplicated disks ("Submanufacturer(s)') to Adobe, but Sykes agrees not to use Submanufacturers unless first approved in writing by Adobe, and Adobe may withdraw such approval at any time during the Term.
2.5.2
Sykes represents and warrants to Adobe that any Submanufacturers Sykes may use to fulfill its obligations under this Agreement will perform as Sykes is required to perform pursuant to this Agreement, and further that Adobe's consent to Sykes' use of any Submanufacturers shall not be deemed a waiver of any Adobe rights hereunder nor relieve Sykes of any of its obligations pursuant to this Agreement.
2.5.3
Adobe will (in accordance with this Clause 2.5) approve successive Submanufacturers if any of the Submanufacturers become incapable, in Adobe's sole discretion, of timely delivery of quality Components or Adobe Product Packages or Adobe withdraws its approval of any Submanufacturers in terms of Clause 2.5.1 hereof.

2.5.4	Prior to any Submanufacturer carrying out work for Sykes in terms of this Agreement, Sykes undertakes that it shall comply with the following provisions:
2.5.4.1
in the case of disk duplication, Sykes agrees to enter into a written agreement with such Submanufacturer on minimum terms and conditions no less restrictive than those set forth in Part 6 of the Schedule ("Minimum Terms and Conditions") together with inventory procedures and security procedures no less restrictive than those set out in the Statement of Work;
2.5.4.2
in the case of all other Submanufacturers, Sykes agrees to enter into a written agreement with such Submanufacturer on terms no less onerous than those set out in this Agreement. Without prejudice to the foregoing generality the terms and conditions set out in Clauses 2.5, 2.6, 5, 6, 8 (other than 8.3), 9 and 10 of this Agreement together with all provisions in relation to inventory control and anti-piracy set out in the Statement of Work must be reflected in all agreements entered into between Sykes and Submanufacturers.
2.5.5
Notwithstanding the foregoing terms of this Clause 2.5, Sykes shall remain fully responsible and accountable to Adobe for all acts and omissions of Submanufacturers as if such acts and omissions were acts and omissions of Sykes itself.
2.5.6
Without prejudice to the foregoing terms of this Clause 2.5, Sykes shall be responsible for ensuring that Submanufacturers have security procedures which meet the highest industry standards and Sykes shall be responsible for reviewing and monitoring all such security arrangements as long as such Submanufacturers are under contract to Sykes.
2.5.7
Sykes shall ensure that, as part of its arrangement with any Submanufacturers it has the right to regular audits and inspections and that it exercises such rights in accordance with Clause 6.1 of this Agreement.
2.6	No Right to Copy

Sykes agrees that it will not make or have made, or permit to be made, any copies of Documentation, Master Media, Inventory, IP Rights, Confidential Information, and related materials or any portions thereof, except as necessary for the reproduction of the Adobe Product Packages n accordance with the terms of this Agreement and will disclose Confidential Information only as permitted in Clause 9. Sykes will not decode or reverse engineer the Software included in the Adobe Product Packages in whole or in part. Further, to assure compliance with the foregoing, Sykes shall take all security measures reasonably necessary to comply with this Agreement, including but not limited to the minimum security provisions set forth in the Statement of Work.
2.7	No Other Rights

Except as otherwise expressly stated, this Agreement does not grant Sykes any rights, nor shall any rights be accrued through Sykes' use under this Agreement, to Documentation, Master Media, Inventory, IP Rights, Confidential Information, and related materials.
2.8	Adobe Special Printing Aids or Equipment

2.8.1
Sykes acknowledges and agrees that Adobe owns all right, title and interest in (a) any Special Printing Aids paid for or supplied by Adobe for the manufacture of the Adobe Product Packages (including any confusingly similar designs), including, without limitation all patent, design right, copyright, trade secret, trademark and any other intellectual property rights therein; and (b) any Special Printing Aids, tooling, and equipment paid for or supplied by Adobe specially for the manufacture of the Adobe Product Packages. Sykes shall not use the foregoing items for any purpose except to manufacture the Adobe Product Packages for Adobe, and Sykes shall not sell any products using such Special Printing Aids, equipment or tooling to any other party without the written consent of Adobe. Upon termination of this Agreement, Adobe shall have the right to take possession of the Special Printing Aids, equipment or tooling and Sykes shall, within thirty (30) days of termination, at the sole option of Adobe, either: (i) destroy such items, including all related documentation or (ii) deliver such items, including all related documentation, to Adobe or such other person as Adobe may designate.
2.8.2
If Sykes creates any Special Printing Aids, equipment or tooling during the Term which are used specifically in relation to the work undertaken by Sykes for Adobe in terms of this Agreement, Sykes undertakes, as soon as is reasonably practicable to provide Adobe with full details of said Special Printing Aids, equipment or tooling and Adobe shall have a period of 14 days to request Sykes to assign all rights that it has, including intellectual property rights, in and to said Special Printing Aids, equipment or tooling to Adobe. Following said request from Adobe, Sykes shall have a period of 14 days to assign said rights to Adobe without charge.
2.9	Control of Changes

When Adobe requires any changes to be made to the quality standards, Statement of Work, Specifications, or Bill of Materials, it shall provide Sykes with reasonable written notice of any changes that are required, and the parties hereto will discuss and document in writing any necessary changes that are required. Sykes agrees that it will comply with all reasonable requests for changes or modifications made by Adobe during the Term. The parties hereto acknowledge that what may be reasonable in terms of this Clause 2.9 shall depend upon the particular change being made by Adobe and the reason that such change is to be made.
3.	MASTER PRODUCTION SCHEDULE, PURCHASE ORDERS AND PRINT AUTHORISATION FORMS
3.1	Projections

Adobe shall provide Sykes with yearly and quarterly volume projections to be used solely for the purpose of Sykes' capacity and resource planning. Notwithstanding the foregoing, said projections shall not be binding on Adobe.
3.2	Master Production Schedule
3.2.1.1
Adobe shall provide Sykes with rolling two monthly Master Production Schedules for make to stock pieces to be used by Sykes to plan for, build or procure Components and materials, time phased pursuant to each Component's described lead time.
3.2.1.2	Sykes shall use its best efforts to operate in a "just in time" environment to fulfill Adobe's Master Production Schedule while minimizing Component inventory rush.
3.2.1.3	Sykes shall respond to Adobe's Master Production Schedule with projected weekly build quantities which will fulfill the Master Production Schedule volume and timing requirements.

3.2.1.4
In the event Sykes anticipates it will be unable to meet any Master Production Schedule provided by Adobe, Sykes shall, within a period of 24 (twenty four) hours of being provided with a Master Production Schedule by Adobe, detail in a written report the reasons for its inability to meet the Master Production Schedule and shall propose a recovery plan for discussion with Adobe.
3.2.1.5
If Sykes does not, within a period of 24 (twenty four) hours of being provided with a Master Production Schedule by Adobe, provide Adobe with a written report setting out in detail the reasons for its inability to meet the Master Production Schedule and a proposal for a recovery plan, then Sykes shall be deemed to have accepted the terms of the Master Production Schedule and shall be bound to comply with its terms in their entirety.
3.2.2
In addition to the provision by Adobe to Sykes of the Master Production Schedule, Adobe and Sykes shall review the terms of the Master Production Schedule on a weekly basis and any alterations to the Master Production Schedule shall be set out in writing. Following on any such alteration Sykes shall be obliged to follow the Master Production Schedule as amended.
3.2.3
In addition to the other terms of this Clause 3.2, Adobe shall provide Sykes with a daily spreadsheet setting out on a daily basis the details of the back order of the build to order pieces and Sykes shall be obliged to follow the terms of such daily spreadsheets in fulfillment of its obligations under this Agreement.
3.2.4	On a monthly basis during the Term, Adobe shall provide Sykes with details of units which were assembled on a build to order basis in the immediately preceding 30 (thirty) day period.
3.2.5
During the Term Sykes shall use all reasonable endeavours to accommodate production for Adobe in accordance with this Clause 3.2 and to accommodate any additional requests made by Adobe during the Term.
3.3	Purchase Orders and Print Authorisation forms
3.3.1
On a regular basis, once Adobe's Master Production Schedule has been run through Sykes' MRP program, Adobe will provide Sykes with an electronic Print Authorisation form setting out Components that Sykes requires to purchase to achieve weekly build quantities of Adobe Product Packages in accordance with the Master Production Schedule as may be amended in accordance with Clause 3.2. Sykes shall use best efforts to purchase 100% of the Print Authorisation form quantities in the week specified. Sykes shall respond to Adobe's Print Authorisation form with an electronic Print Authorisation confirmation statement (including quantity and ship date) and actual ship date confirmation statement (which shall include the packing list) upon shipment of the ordered Adobe Product Packages. Adobe and Sykes will mutually agree as to specific timing for release of and confirmation of a Print Authorisation form to achieve the production goal described above.
3.3.2
For Finished Goods, Sykes shall be required to accept Purchase Orders, Purchase Order changes and shipping orders and to provide Purchase Order confirmation details, Purchase Order shipping notification, Purchase Order receipts, shipping order confirmations and invoices using electronic communication either through EDI or a web based tool as determined by Adobe.

3.3.3
Sykes shall conform to the terms and conditions attached to the Print Authorisation form and to the Purchase Order which are deemed to form part of the Print Authorisation form or the Purchase Order (as the case may be) unless said terms and conditions are at variance with the terms and conditions of this Agreement in which case the terms and conditions of this Agreement shall prevail.
3.4	Miscellaneous Order Information
3.4.1
Sykes shall (or shall procure that Submanufacturers shall) assemble the Components described in the Print Authorisation form pursuant to the Specifications. Sykes shall invoice Adobe for assembled Adobe Product Packages as provided in Clause 6.3 ("Invoices").
3.4.2	Sykes shall provide such production reports as are reasonably required by Adobe, formats of which are set out in the Statement of Work.
3.5	Title and Risk
3.5.1	Notwithstanding any provision to the contrary within this Agreement:
3.5.1.1	Title to all Finished Goods shall pass to Adobe as soon as said Finished Goods are completed by Sykes or any Submanufacturers;
3.5.1.2	Title to all Components shall pass to Adobe as soon as said Components are delivered to Sykes' facilities or any Submanufacturer's facilities as appropriate;
3.5.2	For the avoidance of doubt the provisions of Clause 3.5.1 shall apply whether or not any Finished Goods or Components are in the possession of Sykes or any Submanufacturers.
3.5.3
Sykes undertakes to ensure that all Finished Goods, Components and any other part of the Inventory are marked clearly as being the property of Adobe and are not intermingled with any property of Sykes or any property belonging to any third parties including suppliers or Submanufacturers.
3.5.4	Risk of loss or damage in relation to Components and all work in progress shall be with Sykes.
3.5.5	Risk of loss or damage in relation to Finished Goods shall be with Adobe.
4.	MEDIA REPLICATION
4.1	Materials
4.1.1
Adobe will provide Sykes or Submanufacturers, at Adobe's sole option, with one (1) copy of the Master Media included in each Adobe Product Package as necessary for Sykes to fulfill its obligations under this Agreement. Upon receipt of the Master Media for an Adobe Product Package, Sykes or any Submanufacturers shall test the Master Media for viruses and faults. Sykes or any Submanufacturers will not commence quantity reproduction of the Master Media until Sykes or any Submanufacturers have tested the Master Media and taken reasonable care to ensure that the Master Media is free from defects or viruses. Sykes agrees to store (or to procure where appropriate that any Submanufacturers store) the Master Media in a locked, secure, separate location for production and archival purposes. Sykes agrees to produce the Software for Adobe Product Packages only from the Master Media supplied to Sykes by Adobe and only in quantities due in terms of the Master Production Schedule.

4.1.2	When any viruses or faults are discovered by Sykes or Submanufacturers in accordance with Clause 4.1.1 hereof, Sykes undertakes to immediately notify Adobe that a virus or fault has been found and will await further instruction from Adobe as to how to proceed.
4.2	Acceptance

The Master Media, other Adobe-reproduced media and other materials shipped by Adobe to Sykes will be deemed to have been accepted by Sykes unless Sykes delivers a notice to Adobe specifying the nature of any material defect or quantity discrepancies within two (2) business days from the delivery of such material (a business day for the purposes of this Clause 4.2 shall mean a day on which the Scottish Clearing Banks are open for business).
4.3	Specification

Adobe will provide Sykes with documentation along with updates and revisions, and other materials relating to the reproduction and assembly of the Adobe Product Packages such as Adobe authorised suppliers, Bill of Materials and Specifications, and Sykes shall be obliged to Comply with the terms of said documentation including any updates and revisions given to Sykes by Adobe.
5.	INVENTORY
5.1	Inventory Control
Sykes agrees to comply with all the procedures set forth in the Statement of Work in relation to inventory control.
5.2	Excess Inventory
5.2.1
Adobe shall provide Sykes with a monthly report setting out End of Life (EOL) and obsolescence designations for: (i) Components used by Sykes or any Submanufacturers to construct Finished Goods in terms of this Agreement and/or; (ii) Finished Goods themselves. An EOL Designation shall mean that a particular Component or Finished Good shall become obsolete within a period of 6 months.
5.2.2
Adobe shall provide Sykes with as much notice as possible of particular Components or Finished Goods having an EOL Designation and Sykes shall be under an obligation to amend its work practices in terms of this Agreement accordingly.
5.3	Obsolete Inventory

Any part of the Inventory which is deemed to be obsolete by Adobe in accordance with this Clause 5 shall either be delivered to Adobe or destroyed by Sykes (at the sole discretion and cost of Adobe). Notwithstanding the foregoing, Sykes shall be responsible for the cost of such delivery or destruction where there is obsolete inventory due to the overmanufacture of Components or Finished Goods by Sykes or any Submanufacturers (by way of illustration only this shall include where an EOL Designation had been given to Sykes by Adobe in accordance with this Clause 5 and Sykes had not amended its work practices in compliance with Clause 5.2.2.).
6.	OBLIGATIONS OF SYKES

6.1	Manufacturing

Sykes and any Submanufacturers will manufacture the Adobe Product Packages in accordance with the most recent versions of Adobe's quality standards, Statement of Work, Specifications and any other instructions given by Adobe to Sykes prior to commencement of manufacture pursuant to the Master Production Schedule. Sykes will provide Adobe reasonable access to Sykes and Submanufacturers facilities to inspect the Adobe Product Packages, Inventory and their manufacture and undertakes to ensure (without prejudice to Clause 13 hereof) that Adobe has this right of access in terms of written agreements entered into between Sykes and Submanufacturers. Notwithstanding the foregoing, Sykes undertakes, at the request of Adobe, to inspect Submanufacturers facilities at regular intervals on behalf of Adobe and to deliver a report to Adobe within [*] of said inspection taking place confirming that any Submanufacturers so inspected are manufacturing the Adobe Product Packages in accordance with Adobe's quality standards (including without prejudice to the foregoing the manufacturing standard set out in Clause 6.2 hereof), Statement of Work, Specifications and any other instructions given by Adobe to Sykes.
6.2	Delivery to Adobe Designated Destinations; Acceptance

Sykes will ship the Adobe Product Packages to Adobe Designated Destinations according to the delivery schedule set forth by Adobe pursuant to Clause 3 (Master Production Schedule, Purchase Orders and Print Authorisation forms). Ail Adobe Product Packages shall be packed in accordance with any instructions given by Adobe and good standards of care. Sykes will conduct product inspections in accordance with the guidelines set forth in Adobe SOP 11-007, Product Inspection Requirements for Turnkey Suppliers (a copy of which is attached as Part 8 of the Schedule) to ensure all Finished Goods shipped to Adobe Designated Destinations conform to specification and are free from defects in materials and workmanship. Adobe shall be entitled to reject any Adobe Product Package after delivery if it is found to be defective in materials or workmanship. Adobe Product Packages rejected by Adobe shall be returned to Sykes to be reworked or replaced by Sykes and reshipped to Adobe freight prepaid within a period of 3 days of being so returned by Adobe.
6.3	Invoices

Sykes' invoices shall be submitted using electronic communication either through EDI or a web based tool as determined by Adobe and shall contain the following information: Adobe Purchase Order number, Purchase Order line item, product name, description of product, quantities, unit prices, extended totals, invoice number and date, remit to address, SKU, item number and any other information mutually agreed to by the parties. Bills of lading, express receipts, or other proof of delivery shall be furnished upon Adobe's request. All invoices must identify the Adobe Purchase Order or they will not be paid. Sykes will invoice Adobe no earlier than the delivery date to Adobe.
6.4	Financial Statements

In the event that Sykes is not a publicly traded company, upon Adobe's request, Sykes will deliver to Adobe profit and loss statements and balance sheets for Sykes, for the immediately preceding fiscal quarter of Sykes, prepared by Sykes' Chief Financial Officer. Such information will be treated as confidential by Adobe and disclosed only to Adobe full-time employees on a need-to know basis.
* CONFIDENTIAL TREATMENT REQUESTED

6.5	Records and Reports

Sykes will maintain records of all Documentation, Master Media, Inventory, IP Rights, Confidential Information, and all related materials relating to the Adobe Product Packages. Sykes will, at Adobe's request either (i) send Adobe copies of all such records or (ii) allow Adobe access to its facilities to inspect such records.
6.6	Account Management

Sykes agrees to assign a team to manage Adobe's account as approved by Adobe. The Sykes' Adobe Account Manager will be available to meet with Adobe personnel during normal business hours (for the purposes of this Clause 6.6 normal business hours shall mean Monday to Friday 8am to 5pm or, in emergency, such other hours as are necessary at Adobe's discretion) to review schedules, attend new product planning meetings, and address other issues of concern. The Account Manager and team shall participate with Adobe's manufacturing team in joint operations committee meetings which will convene as often as is required by Adobe (via teleconference or in person) to address and resolve all operational, quality, scheduling, supplier and capacity issues as can be expected to arise in the normal course of business. In the event that Adobe is dissatisfied with the Adobe Account Manager for any valid commercial reason, Adobe will ask Sykes to assign a new Account Manager who is mutually agreeable to Adobe and Sykes and Skyes shall be obliged to assign an interim Account Manager to Adobe within a 7 day period and to assign a permanent replacement Account Manager within a 6 week period.
6.7	Capacity
6.7.1
Sykes shall, either itself, or through Submanufacturers provide sufficient capacity to manufacture all quantities or volumes required by Adobe in terms of the Master Production Schedule as amended from time to time.
6.7.2
If the volumes required by Adobe in terms of the Master Production Schedule as amended from time to time require use by Sykes of overtime, weekends, holidays, additional Submanufacturers or additional facilities which result in additional cost to Sykes, then Sykes shall provide Adobe with reasonable notice and an estimate of such additional cost and the parties hereto shall agree what additional cost shall be borne by Adobe prior to Sykes or Submanufacturers commencing manufacturing.
6.8	Reporting Requirements
6.8.1	Without prejudice to Clause 6.2 hereof Sykes shall comply with the reporting requirements set out in the Statement of Work or as otherwise requested by Adobe.
6.8.2
Without prejudice to Clause 6.2 hereof, during the manufacturing process carried out by Sykes in terms of this Agreement Sykes shall supply Adobe with samples in accordance with the provisions set out in the Statement of Work.
6.9	Virus Checks
In addition to any other references to virus checks in this Agreement Sykes shall (or shall procure that Submanufacturers shall):
6.9.1	perform one ore more virus scans using the latest release of one or more commercially released virus scan software products on all disk Master Media immediately prior to duplicating;

6.9.2	perform media verification on a disk or diskettes as requested by Adobe, and generate a separate check sum for each diskette which is identical to the check sum that is supplied by Adobe;
6.9.3
perform a complete file server backup and virus scan using the latest release of one or more commercially released virus scan software products weekly on the replication/duplication network (being the replication network for the purposes of disks and the duplication network for the purposes of CD's). Any backup media shall be stored in a fire safe. The network virus software shall continuously monitor all replication/duplication network (being the replication network for the purposes of disks and the duplication network for the purposes of CD's) file activity as an added precaution and will automatically initiate a system shut down of workstation notification if any suspected virus is detected;
6.9.4
if a virus is found by Sykes (or Submanufacturers) in terms of this Clause 6.9, clean it from the hard drive or network if required, and notify Adobe immediately that a virus has been found. Sykes and any Submanufacturer shall wait for further instruction from Adobe and verification to proceed;
6.9.5	not (and undertake to procure that Submanufacturers shall not) introduce viruses to CD's that are replicated in terms of this Agreement.
6.10	Millennium Compliance
6.10.1
Sykes warrants that the performance, operation and functionality of: (i) all Components used by it in the performance of its obligations in terms of this Agreement and (ii) all Finished Goods supplied by it to Adobe in terms of this Agreement shall: (A) not be affected in any manner or respect (whether by error, interruption or otherwise) by the inputting, processing or outputting of: (a) dates prior to, during and after the year 2000 or in any other respect after 31 December 1999 by virtue only of passing that date (b) dates during any leap year; and/or (c) the date 9th September and; (B) comply with the definition of Year 2000 conformity (and the rules stated in relation to that definition) prepared by the British Standards Institution (document reference DISC PD- 2000 a copy of which is attached as Part 5 of the Schedule).
6.10.2
Sykes undertakes to ensure that all Components and Finished Goods supplied to it by Submanufacturers or suppliers in terms of this Agreement comply with the definition of Year 2000 conformity (and the rules stated in relation to that definition) prepared by the British Standards Institution (document reference DISC PD-2000).
6.11	Location of Sykes

If Sykes intends to relocate all or any part of its business from Galashiels, Scotland, it shall give Adobe no less than [*] notice of its intention to so relocate and also details of where it intends to relocate to. Adobe expressly reserves the right to terminate this Agreement by notice in the event that Sykes intends to relocate all or any part of its business from Galashiels, Scotland.
6.12	Business Continuity Plan
6.12.1
Sykes undertakes that it shall, during the Term, comply with and follow its business continuity plan (the "BCP") in effect from time to time (a copy of the plan dated November 1998 has been exhibited to Adobe).
* CONFIDENTIAL TREATMENT REQUESTED

6.12.2	Sykes undertakes that it shall, during the Term, continually review, update and improve the BCP and, that it shall not make any amendments to the BCP without the prior consent of Adobe.
7.	PAYMENTS AND TAXES
7.1	Payments
Provided Sykes is in compliance with the terms and conditions of this Agreement, Adobe shall pay Sykes:
7.1.1	the amounts in respect of services to be performed and Finished Goods to be supplied by Sykes hereunder which have been accepted by Adobe in terms of a Purchase Order; and
7.1.2	the payment set out in Part 7 Section A of the Schedule.
7.2
For the avoidance of doubt, the parties hereto hereby acknowledge that no other payments of whatsoever nature other than the foregoing payments set out in this Clause 7.1 shall be payable by Adobe to Sykes in terms of this Agreement.
7.2.1
Invoices properly submitted by Sykes shall be payable net thirty (30) days from date of receipt by Adobe of Sykes invoice (in accordance with Clause 6.3 hereof in respect of payments made in terms of Clause 7.1.1).
7.2.2
If Adobe disputes any portion of any invoice given by Sykes to Adobe, then Adobe will pay the undisputed portion and shall promptly inform Sykes of the nature of the dispute. The parties will use their best efforts to resolve the dispute promptly in accordance with the escalation procedures set out in the Statement of Work.
7.2.3	Payment of an invoice shall not constitute acceptance of products and will be subject to adjustment for errors, shortages, defects or other failure to meet the requirements of this Agreement.
7.2.4	Adobe may, in its own discretion, make payment to Sykes pursuant to this Agreement by electronic means and Sykes confirms that it shall accept said payment by such method.
7.3	VAT
In respect of all payments to be made by Adobe to Sykes in terms of this Agreement, Sykes shall be obliged to provide Adobe with a valid VAT invoice.
7.4	Most favourable payment terms
7.4.1
If at any time during the Term Sykes provides goods or services similar to the goods or services provided in terms of this Agreement to any third party on payment terms which are more favourable in respect of such goods or services than the payment terms provided herein then the parties agree that the payment terms applying to provision of such goods or services hereunder shall, at the request of Adobe, be amended to provide for such favourable payment terms.
7.4.2	Notwithstanding the provisions of Clause 7.4.1 hereof, Sykes shall not be obliged to disclose the identity of any such third party.
7.4.3	Sykes shall be bound to inform Adobe immediately if any such circumstances as set out in Clause 7.4.1 arise at any time during the Term.

7.5	Taxes and Duties

Except as otherwise provided in this Agreement, Adobe agrees to pay any sales, use, import or export, value added or similar tax or duty relating to Adobe Product Packages delivered pursuant to the terms of this Agreement, other than those based on Sykes' net income (subject to full details of said taxes or duties being set out on invoices provided by Sykes to Adobe in terms of this Agreement). If a resale certificate or other certificate or document of exemption is required in order to exempt Adobe Product Packages from any such liability, Sykes will promptly execute and furnish such document or certificate to Adobe.
8.	WARRANTY
8.1.1	Conformance to Specifications Sykes warrants that:
8.1.1.1
Adobe Product Packages and any Inventory sold to Adobe: (i) will be free and clear of all liens and encumbrances caused by Sykes; (ii) will conform, in all respects, to the Specifications; and (iii) will be of satisfactory quality and otherwise free from defects in materials and workmanship and;
8.1.1.2	no viruses shall be introduced to CD's that are replicated by Sykes or Submanufacturers in terms of this Agreement.
8.1.2
Without prejudice to Clause 13 hereof, Adobe will conduct periodic inspections at Adobe's, Sykes' and Submanufacturers' facilities of Adobe Product Package lots, and notify Sykes in writing of failure to conform to Specifications. Each such notice shall describe the lot virus or defect or the isolated virus or defect (collectively, a "Defect"), as the case may be, in reasonable detail.
8.1.3
If Adobe experiences field failures traceable to a defect severe enough at Adobe's discretion to warrant retraction of distributed Adobe Product Packages, Sykes shall provide immediate support to Adobe in taking corrective action including, if appropriate, a recall program at Sykes expense to repair or replace all Adobe Product Packages which may be defective.
8.1.4
Without prejudice to Clause 8.1.3, if a Defect is caused by the accident, abuse, misuse, neglect, alteration or repair by Sykes or its Submanufacturers or suppliers then Adobe may return the Adobe Product Packages subject to such Defect to Sykes at Sykes' expense, and Sykes will reimburse Adobe for such shipping costs provided that Sykes has consented to the shipping method and cost prior to the return of such Adobe Product Packages (such consent not to be unreasonably withheld) and Sykes shall either repair, replace, or credit Adobe for the price charged by Sykes to Adobe of such Adobe Product Packages (the option being in Sykes' sole discretion).
8.2	Free from defects
In the event Adobe authorizes Sykes to reproduce CD's or disks from the Master Media, Sykes warrants that:
8.2.1	the reproduced media will be free from defects in materials and workmanship for a period of one (1) year from the date of its delivery to Adobe and;
8.2.2	the software portions of the Adobe Product Packages shall digitally match the Master Media.

8.3	Insurance

Sykes shall obtain and maintain product liability, public liability and professional indemnity insurance policies each with caps of [*] Sterling or any statutory minimum in place from time to time, in respect of each of such policies with a reputable insurance company in respect of Sykes liabilities hereunder both during subsistence of this Agreement and for a period of five years after its expiry or termination. For as long as such insurance is required as aforesaid, Sykes shall submit to Adobe annually (on the anniversary of the Effective Date):—
a.	copies of all relevant insurance policies; and
b.	such evidence of payment of premiums (including payment receipts) as Adobe shall reasonably require in respect of such insurance to show that it has been obtained and renewed.
Without prejudice to the foregoing Adobe shall be entitled to require sight of such evidence of insurance.
9.	IP RIGHTS AND CONFIDENTIAL INFORMATION
9.1	Acknowledgment and Protection of IP Rights

Sykes acknowledges that the Documentation, Master Media, Inventory, IP Rights, Confidential Information Documentation, Master Media, Inventory, IP Rights, Confidential Information, and related materials relating to the Adobe Product Packages only to employees and consultants of Sykes or Submanufacturers approved by Adobe pursuant to Section 2.5 ("Use of Third Parties") with a need to know such information and who have signed confidentiality agreements or other written policies of Sykes which obligate them to take all reasonable precautions to prevent disclosure of such Confidential Information to other parties (said confidentiality agreements or written policies to be no less onerous than those set out in this Clause 9) .
9.2	No Publicity

Sykes shall not publicly disclose the existence of this Agreement nor disclose any terms of this Agreement, orders, forecasts or deliveries hereunder at any time, without the prior written consent of Adobe. Neither party shall disclose the terms of this Agreement without the prior written consent of the other party, except (i) as may be required by law or (ii) such limited disclosure as may be reasonably necessary to either party's bankers, lawyers or accountants.
9.3	Confidentiality

Sykes agrees that it will not reproduce, make use of, disseminate, or in any way disclose Confidential Information to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorised representatives of Adobe, and for the purpose of fulfilling the terms of this Agreement.
9.4
Sykes agrees that it shall treat all Confidential Information with the same degree of care as it accords to its own confidential information and Sykes represents that it exercises reasonable care to protect its own confidential information.
* CONFIDENTIAL TREATMENT REQUESTED

9.5
Sykes agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programme contained in the Confidential Information, Master Media or Adobe Product Packages.
9.6
Sykes obligations in terms of 9.3, 9.4 and 9.5 and with respect to any portion of Confidential Information shall terminate when and if Sykes can document that (a) it was in the public domain at or subsequent to the time it was communicated to Sykes by Adobe through no fault of Sykes (b) it was rightfully in Sykes' possession free of any obligation of confidence at or subsequent to the time it was communicated to Sykes by Adobe; (c) it was developed by employees or agents of Sykes independently of and without reference to any information communicated to Sykes by Adobe; or (d) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement.
9.7
Adobe agrees to treat as confidential any information which is confidential and proprietary to Sykes and which is provided to Adobe during the term of the Agreement at Adobe's request, and to ensure that all appropriate precautions are in place to ensure that all such information is treated as confidential by it, its officers and employees. Adobe's obligations in terms of this Clause 9.7 and with respect to any portion of such confidential information shall terminate when and if Adobe can document that (a) it was in the public domain at or subsequent to the time it was communicated to Adobe by Sykes through no fault of Adobe; (b) it was rightfully in Adobe's possession free of any obligation of confidence at or subsequent to the time it was communicated to Adobe by Sykes; (c) it was developed by employees or agents of Adobe independently of and without reference to any information communicated to Adobe by Sykes; or (d) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement.
9.8	Neither party shall communicate any information to the other in violation of the proprietary rights of any third party.
10.	PROPRIETARY NOTICES & TRADEMARKS
10.1	Proprietary Notices

Sykes agrees that each Adobe Product Package shall contain the same proprietary notices that appear on or in the Master Media and other materials delivered by Adobe to Sykes, and any other notices required by Adobe to preserve Adobe's and its suppliers' IP Rights.
10.2	Ownership of Marks

Sykes acknowledges the validity of the Trademarks and their ownership by Adobe or its suppliers, agrees that it will do nothing inconsistent with such ownership and that all use of the Trademarks by Sykes shall inure to the benefit of and be on behalf of Adobe and its suppliers. Sykes agrees that nothing in this Agreement shall give Sykes any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Agreement and Sykes agrees that it will not challenge the title of Adobe or its suppliers to the Trademarks.

10.3	Infringement Proceedings

Sykes agrees to notify Adobe of any unauthorized use of the Trademarks or any Component of the Adobe Product Packages by others promptly as such use comes to Sykes' attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving for said unauthorized use. On request by Adobe, Sykes shall provide Adobe at the expense of Adobe, with such assistance as is required by Adobe (acting reasonably) in bringing said infringement or unfair competition proceedings.
11.	PATENT, COPYRIGHT AND TRADEMARK INDEMNITY
11.1
Subject to the limitations set forth herein below, Adobe shall defend Sykes from all claims, suits or proceedings with respect to any claim that the Adobe Product Packages as designed by Adobe, infringe upon any European Union ("EU") member state copyright, trade mark or patent; provided, however, that Sykes, at its own expense (i) promptly notifies Adobe in writing of such claim, suit or proceeding (ii) gives Adobe the right to control and direct investigation, preparation, defense and settlement of any claim, suit or proceeding; (iii) makes no admission of liability; and (iv) gives assistance and full co-operation for the defense of same and further provided that Adobe's liability with respect to portions of Adobe Product Packages provided by or licensed from third parties will be limited to the extent Adobe is indemnified by such third parties. Adobe shall pay any resulting damages, costs and expenses finally awarded to a third party but Adobe is not liable for such amounts, or for settlements incurred by Sykes without Adobe's written authorisation. If such claim, suit or proceeding has occurred or, in Adobe's opinion, is likely to occur, Adobe may, at its election and expense, either obtain for Sykes the right to continue manufacturing such allegedly infringing Adobe Product Packages, replace or modify the Adobe Product Packages so they are not infringing, or remove such Adobe Product Packages from this Agreement.
11.2	Limitations on Indemnity

The provisions of the foregoing indemnity shall not apply with respect to any instances of infringement based upon or arising out of use of any Adobe Product Package which has been modified by Sykes or any third party (except to the extent such modifications are authorized and approved by Adobe). Notwithstanding any other provisions, the foregoing indemnity shall not apply with respect to any infringement based on Sykes' activities occurring subsequent to its receipt of notice of any claimed infringement unless Adobe shall have given Sykes written permission to continue to reproduce and assemble the allegedly infringing Adobe Product Package. This shall be Adobe's sole and exclusive obligation for breach of this indemnity.
12.	FORCE MAJEURE
12.1
Neither party shall be liable by reason of any failure or delay in the performance of its obligations under this Agreement on account of strikes, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labour conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party. If such events cause a failure or delay by Sykes, then Sykes will notify Adobe of the causes of such failure or delay and the period of performance will be extended by a period equal to the delay caused by such event.

12.2
Upon determination by Adobe that the event will impact Sykes print and/or production of Adobe product for a period to exceed [*], Sykes will immediately arrange to shift production to such other Sykes European or Ireland Customer Operations Centres (if assembly impacted) or to other print suppliers (if print plant impacted), to bring Adobe production back to delivery schedule level as quickly as possible, and in no case longer than [*]. Sykes will participate with Adobe, at Adobe's discretion, to recover print or production through other Adobe third party vendors as may be required to ensure restoration of Adobe revenue shipments. Upon resolution of any such event, Sykes will make every effort to allocate its print and/or production capacity, without additional cost to Adobe, to meet required delivery schedules, and to restore print and/or production to the original plants. For the avoidance of doubt, if there is any conflict between this Clause 12 and the BCP, the provisions of this Clause 12 shall prevail.
13.	RIGHT OF AUDIT
13.1
Sykes shall (and shall procure that all Submanufacturers shall) permit Adobe and/or its nominated representatives to inspect Sykes' and/or Submanufacturer's records pertaining to the services provided in terms of this Agreement (including, without limitation to the foregoing, all financial records) and to enter any premises of Sykes or Submanufacturers at which the Adobe Product Packages are being manufactured and/or stored and to inspect the activities at such premises to ensure compliance by Sykes and/or Submanufacturers with all the terms of this Agreement including, without prejudice to the foregoing generality, the terms of Clauses 2.5, 2.6, 5, 6, 8, 9 and 10 of this Agreement. Where said premises are not owned or controlled by Sykes, Sykes shall procure all necessary rights of entry to enable Adobe to exercise its right of inspection hereunder.
13.2
In the event that the inspection referred to in Clause 13.1 discloses a material failure of Sykes to comply with its obligations in terms of this Agreement, Sykes shall pay the costs of the inspection within thirty (30) days of Adobe's demand.
13.3
Any inspection conducted pursuant to Clause 13.1 shall be conducted during regular business hours in such a manner as not to interfere with Sykes' normal business activities. Any and all rights of Adobe set out in this Clause 13 shall be without prejudice to Adobe's other rights and remedies at law and under this Agreement.
13.4
Sykes shall inspect all relevant records of Submanufacturers in accordance with the terms of Clause 13.1 on behalf of Adobe and at the request of Adobe to ensure compliance with the terms of this Agreement, and shall report any breaches to Adobe immediately at which point Sykes shall be obliged, at the request of Adobe, to cease using such Submanufacturers.
14.	TERM AND TERMINATION
14.1
Unless earlier terminated as provided herein or otherwise agreed in writing, the term of this Agreement shall begin on the Effective Date and shall continue in force for the duration of the Adobe Product Release for which Sykes is providing services hereunder ("Term').
14.2	Termination Without Cause

Either party may terminate this Agreement without cause upon ninety (90) days' prior written notice to the other party subject always Clause 14.1 hereof and Adobe's right to terminate in accordance with Clause 6.11 hereof.
* CONFIDENTIAL TREATMENT REQUESTED

14.3	Default, Notice and Termination Without Cure
14.3.1
If Sykes materially defaults in the performance of any provision of this Agreement (a material default for the purposes of this Clause shall be deemed to include, without prejudice to the foregoing generality, breaches of Clauses 2.5, 2.6, 6.9 and 8 together with breaches of inventory control and anti-piracy provisions set out in the Statement of Work), Adobe may give written notice to Sykes that if the default is not cured within ten (10) days, the Agreement will be terminated and, upon expiration of such period without cure, this Agreement shall be terminable by Adobe immediately on giving notice. For the avoidance of doubt, if a breach is incurable, Adobe shall have the right (in its sole discretion) to serve notice to terminate on Sykes to take effect immediately.
14.3.2
Notwithstanding the terms of Clause 14.2.1, Adobe will set out in the Statement of Work an escalation procedure in relation to complaints and disputes which the parties hereto will adhere to during the Term.
14.4	Insolvency

This Agreement shall immediately and automatically terminate, without judicial intervention, if either party is declared bankrupt, files for moratorium on payments of its debts or seeks any other relief, or if either party shall go into liquidation (other than for a member's voluntary liquidation for the purposes of reconstruction or amalgamation) or enter into a scheme or voluntary arrangement with its creditors or become subject to an administration order or have a Receiver appointed over any of its property and assets or undergo any proceeding analogous to any of the foregoing events. Both parties shall use best efforts to notify the other party hereto immediately if one of the foregoing events occurs.
14.5	Rights Upon Termination
Upon the termination of this Agreement for any reason:
14.5.1	Discontinuation of Use and Return of Copies

Sykes shall immediately discontinue reproduction and return or destroy, at Adobe's option, the Master Media and Adobe Product Packages in the Inventory, and Confidential Information, and all copies in its possession of the foregoing (including copies placed in any storage device under Sykes' control). For the avoidance of doubt, if termination is due to the fault of Sykes, the costs of destruction in terms of this Clause 14.5.1 shall be borne by Sykes.
14.5.2	Payment of Inventory

Sykes shall cooperate with Adobe to sell and/or move Inventory to either Adobe or Adobe's Designated Destination (at Adobe's sole discretion) such that the sale and/or move may be completed within 7 days of the termination. Adobe shall have no obligation to purchase Inventory unless, prior to termination, said Inventory was purchased by Sykes pursuant to a Print Authorisation form or Purchase Order submitted by Adobe.
14.5.3	Termination Compensation

Sykes shall not be entitled to any compensation, damages or payments in respect of any goodwill that has been established or for any damages on account of prospective profits or anticipated sales, and neither party shall be entitled to reimbursement in any amount for training, advertising, market development, investments or other costs that shall have been expended by either party before the termination of this Agreement, regardless of the reason for, or method of, termination of this Agreement and each party waives its rights under applicable laws for any such compensation, reimbursement, or damages. Except as provided in Clause 14.5.2, Adobe will have no further liability for any costs or expenses relating to the Inventory on the date of termination;
14.5.4	Transfer of Data

Sykes shall immediately provide Adobe with current and accurate copies of Adobe Product Packages, Documentation, Master Media, Inventory, IP Rights, Confidential Information, and related materials relating to the Adobe Product Packages and all other data which in the reasonable opinion of Adobe is required to enable Adobe to continue reproduction of the Adobe Product Packages with another supplier, provided that such other materials or information is not Sykes' confidential information. Notwithstanding the foregoing provisions of this Clause 14.5.4, at Adobe's request, prior to such termination being effective, Sykes shall provide all reasonable assistance to Adobe to enable Adobe to effect an orderly transfer of the performance of Sykes obligations described in this Agreement from Sykes to a third party of Adobe's choice. Such assistance shall include the provision of all of the items referred to above in this Clause 14.5.4.
14.5.5	Survival of Obligations

Sykes agrees that its obligations pursuant to Clauses 2.1 ("Ownership of Adobe Product Packages"), 2.6 ("No Right to Copy"), 2.8 ("Adobe Special Printing Aids or Equipment"), 7 ("Payments"), 8 ("Warranty"), 9 ("IP Rights and Confidential Information") , 10 ("Proprietary Notices and Trademarks"), 11 ("Patent, Copyright and Trademark Indemnity"), 13 ("Right of Audit"), 14.5 ("Rights Upon Termination") and 16 ("Miscellaneous") shall survive any termination or expiration of rights under this Agreement.
15.	LIMITATION OF LIABILITY.

ADOBE WILL NOT BE LIABLE FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS, COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, DELICT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF ADOBE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.	MISCELLANEOUS
16.1	Notices

All notices or reports permitted or required under this Agreement shall be in writing and shall be by personal delivery, registered mail or by reputable international courier service. Notice shall be deemed to have been given upon personal delivery, on the date shown on the receipt for registered mail or on the date of delivery shown in the business records of the international courier service. The addresses for service shall be:
For Adobe:	For the attention of: President of Adobe Systems International, Inc. 345 Park Avenue San Jose California 95110 - 2704 USA
with a copy to:
Senior Vice President and General Counsel Adobe Systems Incorporated 345 Park Avenue San Jose California 95110 - 2704 USA
For Sykes:	For the attention of:
The Managing Director Sykes Enterprises Incorporated, B.V. Naritaweg 70 1043 BZ Amsterdam The Netherlands
or as subsequently notified by the parties from time to time.
16.2	Assignation

The rights and interests of Sykes under this Agreement are not assignable without prior written consent of Adobe. Any sale or other transfer of substantially all of Sykes' assets by consolidation, merger or reorganization, of a majority of the voting stock of Sykes, shall be an assignation for purposes of this Agreement. The rights and interests of Adobe under this Agreement are fully assignable by Adobe subject to credit approval by Sykes. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties of this Agreement and their respective successors and assignees.
16.3	Governing Law and Forum
The terms of this Agreement shall be governed by the Laws of Scotland and the parties hereto hereby submit to the exclusive jurisdiction of the Court of Session Scotland.
16.4	Severability

If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions nevertheless will continue in full force and effect without being impaired or invalidated in any way and the parties agree to substitute for the invalid provision a valid provision approximating the intent and economic effect of the invalid provision.

16.5	Entire Agreement

This Agreement including the Schedule contains the entire agreement between the parties and supersedes any and all other agreements, whether written or oral, between the parties relating to the same subject matter, except as may be subsequently provided in writing and agreed upon by the parties. In the event of a conflict or inconsistency between this Agreement or the Schedule and any terms and conditions attached to a Print Authorisation form or Purchase Order then the provisions of this Agreement or the Schedule shall prevail with respect to the specific provisions to which such conflict pertains.
16.6	Modification and Waiver

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver. The failure of either party to require performance by the other party of any provision of this Agreement shall not affect the full right to require such performance at any subsequent time, nor shall the waiver by either party of a breach of any provision of this Agreement be taken or held to be a waiver of the provision itself.
16.7	Section Headings
Section headings are inserted for convenience only and will not be considered to define, limit or affect the interpretation or construction of this Agreement.
16.8	Country of Origin

Sykes shall, where possible, provide Adobe, prior to the initial delivery of any Adobe Product Package, with a certificate of origin for such Adobe Product Package. If the country of origin for any Adobe Product Package should change, Sykes shall provide a new certificate of origin prior to the delivery of any Adobe Product Package affected by such change. Further, where Components are provided to Adobe by a supplier which is a company registered in Scotland, Sykes shall procure that said company provides Adobe with a certificate of origin for said Components.
16.9	Compliance with Laws

Sykes shall, in carrying out this Agreement, comply with all statutes, ordinances, codes, instruments, regulations, resolutions, rules,, requirements and directives and all decisions, judgements, writs, interdicts, injunctions, orders, decrees or demands of courts, administrative bodies and other authorities having jurisdiction over the subject matter of this Agreement.

    IN WITNESS WHEREOF these presents on this and the preceding twenty-four (24) pages together with the Schedule in nine (9) parts attached hereto are executed as follows:

For and on behalf of
ADOBE SYSTEMS INTERNATIONAL LIMITED PARTNERSHIP
by Adobe Systems International, Inc. its General Partner

at
on January 26, 2000
By
/s/ JIM BRIODY J.F. Briody, President
For and on behalf of SYKES EUROPE LIMITED by a Director thereof at
on January 26, 2000
/s/ SCOTT J. BENDERT	Sr. Vice President and Director
before the following witness
/s/ GERRY L. ROGERS	Witness	Director
Gerry L. Rogers	Full Name
100 N. Tampa St. Ste. 3900	Address
Tampa, FL 33602

THIS IS THE SCHEDULE IN NINE (9) PARTS REFERRED TO IN THE FOREGOING AGREEMENT
BETWEEN ADOBE SYSTEMS INTERNATIONAL LIMITED PARTNERSHIP AND SYKES EUROPE LIMITED

Part 1

Bill of Materials

Part 2

Master Production Schedule

Part 3A

Print Authorisation form

WH	COMP	DES	ON HAND	ON ORDER	DATE DUE	ALLOC 11/10	ALLOC 18/10	ALLOC 25/10	ALLOC 03/12	TOTAL	MTD	M1	M2	M3	M AVG	FREE 11/10	FREE 18/10	FREE 25/10	FREE 01/11	F/C TO 03/12	COMMENT	WK SHORT	WK SHORT QTY
XC	9001-9056	PHSP 5 5 M UPG BOX D	0	0	"NULL"	0	150	150	0	300	0	0	0	0	0	0	-150	-300	-300	-300	5000 ordered	2	-150
XC	9001-9057	PHSP5 5 PC UPG BOX D	0	0	"NULL"	900	150	150	0	1200	0	0	0	0	0	-900	-1050	-1200	-1200	-1200	4,000 ordered today	1	-900
XC	9001-9058	PHSP5 5 MW P4 UPGS D	0	0	"NULL"	300	0	0	0	300	0	0	0	0	0	-300	-300	-300	-300	-300	10,000 ordered today	1	-300
XC	9001-9059	PHSP5 5 MW 5 UPGS D	0	0	"NULL"	600	300	300	0	1200	0	0	0	0	0	-600	-900	-1200	-1200	-1200	10,000 ordered today	1	-600
XC	90019159	BRO AEFT 4 1MP.GENGB	0	0	"NULL"	0	200	100	0	300	0	0	0	0	0	0	-200	-300	-300	-300	await files - build w/out	2	-200
XC	90019162	STK PHLE.5MP.GEN.GB	0	0	"NULL"	50	5	0	0	55	0	0	0	0	0	-50	-55	-55	-55	-55	await files	1	-50
XC	90019163	STK PHLE.5MP.GEN.D	0	0	"NULL"	0	500	0	0	500	0	0	0	0	0	0	-500	-500	-500	-500	await files	2	-500
XC	90019165	STK PHLE.5MP.GEN.S	0	0	"NULL"	0	5	0	0	5	0	0	0	0	0	0	-5	-5	-5	-5	await files	2	-5
XC	90019168	STK PHLE.5MP.GEN.NL	0	0	"NULL"	0	5	0	0	5	0	0	0	0	0	0	-5	-5	-5	-5	await files	2	-5
XC	90019172	CD PHSP5.5MP.GEN.I	0	0	"NULL"	122	420	390	0	932	0	0	0	0	0	-122	-542	-932	-932	-932	await gm	1	-122

Part 3B

    Purchase Order

[Blank Purchase Order]

[Exhibit]

TERMS AND CONDITIONS OF PURCHASE

  1.
  DEFINITIONS AND INTERPRETATION

    In this document, the following words and expressions shall have the following meanings. "Conditions" means these terms and conditions and any terms on the Purchase Order; "Contract(s)" means contract(s) for the purchase of Services and/or Goods between us and you constituted by our submission of a Purchase Order and your acknowledgement thereof; "Price' means the total price stated for your performance of the Scope of Work as detailed an the Purchase Order (subject to Clause 3): "Purchase Order(s)" means the Purchase Order(s) to which these Conditions are attached; "Scope of Work" means the services (the "Services") we propose you perform as set out in the Purchase Order and/or any goods to be provided whether relative to such Services or not, (the "Goods') as such Services and/or Goods may be varied by agreement in writing between you and us from time to time; "us" means Adobe Systems Europe Limited and its subsidiaries and associated companies ("our" and "we' being construed accordingly); "you" means the supplier of Services and/or Goods detailed in the attached Purchase Order ("your" being construed accordingly).

  2.
  ACCEPTANCE OF CONDITIONS

    All orders for Services and/or Goods placed by us shall be subject to these Conditions. These Conditions shall be deemed to be incorporated in any and all Contracts. These Conditions constitute the whole agreement between you and us to the exclusion of any other terms and conditions on which any other documentation from you may have been submitted, or subject to which any Purchase Order is accepted or purported to be accepted by you. Purchase Order(s) and Contract(s) between you and us may not be modified or varied unless we specifically accept the modification or variation in writing, or it is permitted by the terms of the Conditions. If there is any conflict between these Conditions and the conditions in any communications from you whether upon initial acceptance of these Conditions or at any time thereafter, these Conditions shall prevail.

  3.
  PRICE

    The Price of the Services and/or Goods and payment terms are as stated in the relevant Purchase Order and the Price shall include any applicable charges, including but not limited to freight charges, insurance, packaging customs duties and any and all costs of supply, including but not limited to the installation of any Goods if applicable, where installation is to be performed by you as required by the Scope of Work. The Price also includes your customary discount for prepayment, prompt payment, bulk purchase or volume purchase (as applicable). The Price excludes Value Added Tax (which is payable by us. where relevant, subject to receipt of a valid VAT invoice).

  4.
  SCOPE OF WORK

    You shall perform the Services and/or supply the Goods in accordance with the Scope of Work. We may vary the Scope of Work at any time, and you shall be deemed to have accepted any such variation(s) within 7 days of the date of our written despatch of such variation(s) unless you advise us in writing within such period that you reject such variation(s). If you reject any variation(s) as aforesaid we may revert to the original Scope of Work or cancel the Purchase Order(s) in question without penalty.

  5.
  INSPECTION

    We may review the Services during performance and/or inspect and test the Goods during design, manufacture, processing or storage as applicable and you shall provide us with all facilities to enable us to undertake any such review; any such inspection, review and/or testing is without prejudice to Clauses 11 and 12. If we are not satisfied that the Services and/or Goods comply in all respects with the Purchase Order(s). the Scope of Work and/or these Conditions and we so inform you, either orally or in writing. you shaft take such steps as are necessary to ensure compliance, without extra cost to us.

  6.
  PACKAGING; COMPLIANCE WITH STANDARDS

    You shall comply with all applicable regulations and other legal requirements, including but not limited to EC requirements, concerning manufacture, performance, storage, packing, packaging and delivery of the Services and/or Goods.

  7.
  PERFORMANCES OF SERVICES/DELIVERY OF GOODS

    You shall deliver any Goods required in terms of the Scope of Work to the address stated on the Purchase Order(s). during our normal business hours on the delivery date(s) specified in the Purchase Order. You shall perform the Services in accordance with the times(ales specified in the Purchase Order(s). The time(s) and date(s) of performance of the Services and/or delivery of the Goods shall be of the essence of the relevant Con13'ac't(s). We may cancel any Purchase Orders and rescind the relevant Contracts if performance or deliveries are not made in accordance with these Conditions of, where performance and/or delivery is to be made by installments and you fail to make any or alt of such installments in accordance with the performance timetable or by the delivery dates stated in the Purchase Order. Our exercise of any such rights shaft be without prejudice to our other rights under the Contract in question. If urgent performance or delivery is necessary due to your failure to perform or deliver to schedule, you shall be responsible for any extra charges you incur in such urgent performance or delivery

  8
  PAYMENT

    We shall make payment to you only pursuant to your valid and correct invoice. All such invoices must stipulate our purchase Order number, a description of Services to which it relates and/or a description and the quantity of the Goods to which it relates. Following our receipt of your correct invoice, we shall pay such invoke within 30 days of the date of receipt of such invoice but payment by us shaft not constitute any admission by us of your satisfactory performance of your obligations. We may set of/any or all sums due to us by you against any or all sums due to you by us under any Contract(s) or otherwise.

  9.
  OWNERSHIP

    Property any Goods shall pass to us upon delivery, unless payment for the Goods is made prior to delivery, when it shall pass to us once payment has been made and the Goods have been appropriated to the Purchase Order(s) in question. Risk of loss or damage to any Goods shall only pass to us on delivery at our premises in accordance with Clause 7 of these Conditions. We may cancel any Purchase Order(s) without penalty at any time by giving you written notice.

  11.
  QUALITY

    You warrant and represent that the Services and/or Goods shall conform in all respect5 to the description stated in the relevant Purchase Order(s) and-to the Scope of Work and otherwise with any and all statements and/or undertakings made by you and your servants or agents, prior to us placing the relevant Purchase Order(s) whether in any trade literature of otherwise end shall be otherwise fit for the purpose for which they are intended This warranty shall be in addition to and without prejudice to any statutory rights we may have.

    Without prejudice to the foregoing, you warrant and represent to us that all the Services and/or Goods shall be of first class quality and recognise that Purchase Order(s) will be placed relying on your skill and expertise and any statements and representations made by you. If any of the Services and/or Goods are defective or inferior in quality upon performance or delivery or prove to be defective or inferior in quality within 12 months of performance or delivery (or such longer period as may be stipulated in the Purchase Order(s) in question) whether or not during any process in our business or thereafter, then we may require you without prejudice to our other rights (at your sole cost and expense) to (i) refund the Price (or obtain a credit in relation to any invoices rendered but not paid); or (ii) rectify the defects, or (iii) in the case of Services, to correct such defective or inferior Services. or (iv) replace the Goods. You shall bear all risk of loss of or damage to Goods or loss or damage caused by the Services after our notification to you that such

Services and/or Goods are defective or inferior in quality. All the obligations in this Clause 11 shall further apply to any such rectified or replacement Services and/or Goods. For the avoidance of doubt, any deviation from the Scope of Work regarding inspected samples shall give us the right to cancel the whole or any part of the Purchase Order(s) in re, abort to which such samples are drawn.

    We shall assume, unless you advise us to the contrary, that any Services and/or Goods supplied by you which are comprised of computer hardware and/or software (including but not limited to embedded microprocessors and/or microcode) shall conform with The British Standards Institute's DISC PD2000-1 standard concerning Year 2000 compliance We reserve the right to cancel any Purchase Order without penalty where you have advised us that the Services and/or Goods to be supplied by you do not conform with such standard. This right shall be without, prejudice our other rights and remedies.

  12.
  INDEMNITY

    You shall keep us fully and effectively indemnified in respect of all liabilities, damages, costs and expenses, arising from: (a) any and all claims for infringement of the intellectual property rights of any third party by reason of your performance of the Services or use or sale of the Goods supplied and any action for such infringement under which we may become liable including but not linked to any claim for payment of royalties; and (b) any and all claims in contract, delict, tort or otherwise for direct and/or indirect damages to property or injury or loss to any person, firm or company or for any consequential loss or loss of profit or production (including but not limited to any downtime) arising out of, or occasioned by (i) any and all errors in Goods and/or Services supplied by you; and/or (ii) any and all failures or delays in performance and/or delivery under Clause 7; and/or (iii) any and all breaches of Clause 11 and/or otherwise occasioned as a result of any act omission, default or misrepresentation by you or any one of your servants cc agents or sub-contractors. Our rights and remedies under this Clause 12 shall be without prejudice to any other rights or remedies we have under common law or statute. The obligations contained in this Clause 12 and our rights in terms of Clause 11 shall survive the termination or performance of the relevant Contract(s).

  13.
  INTELLECTUAL PROPERTY

    All intellectual property rights embodied in any software, artwork, designs, sketches, drawings, components, photography, or finished goods (and all design or preparatory works) produced by you, your employees or sub-contractors in connection with any Purchase Order on our instructions or created by you, your employees or sub-contractors in performance of the Scope of Work shall vest in us. You undertake to execute any formal assignation we may request and to assist us as we may record in formally registering such rights.

    Without prejudice to your obligations in Clause 12. it any portion of the rights identified in the preceding sub-paragraph is/are reserved by a third party, you shall identify such third party and the nature of such rights in writing to us. You shall also obtain effective assignation(s) of or licenses to all such third party rights (for the benefit of such party or parties as we may designate), and shall provide such evidence of such assignation(s) or licenses as we may from brae to brae request. The cost of obtaining such licenses or assignations shall be deemed to be included in the Price.

  14.
  TERMINATION

    If you become apparently insolvent, or have received an order made against you or entered into any composition or arrangement with your creditors or, if a company, you commence to be wound up (not being a members voluntary winding up for the purposes of reconstruction or amalgamation) or carry on your business under a receiver or administrator tot the benefit of your creditors or any of them, we may either (i) terminate any or all Contracts(s) with immediate effect by notice in writing to you or the receiver, administrator, or liquidator or to any person in whom the Contract(s) may become vested, or (ii) give such receiver, administrator, liquidator or other person as the case may be the option of carrying out the Contract(s) subject to its providing a guarantee for the due and faithful performance of the Contract(s).

    If you at any time breach any of the Conditions in relation to any Contract(s), we may cancel relevant Contract(s) then outstanding and withdraw any and all Purchase Order(s) open for your acceptance at that time.

    Termination of any Contract(s) shall not affect the rights and remedies accrued by the parties as at the date of such termination or any rights or obligations which due to the nature thereof are intended to survive termination (including but not limited to Clauses 11 and/or 12)

  15.
  ASSIGNATION GOVERNING LAW

    You shall not assign or sub-contract any of your rights or duties under any or all of the Contract(s) without receiving our prior written approval. We may assign or otherwise transfer the benefit and/or burden of any or all Contract(s) without restriction. These Conditions and all Contracts will be governed and construed in accordance with the Laws of Scotland and you submit to the non-exclusive jurisdiction of the Scottish Courts.

Part 4
Specifications

SYKES
Real People Real Solutions.

Technical Specifications Report

Date:	15th April 1999
To:	Sally Jorjani, Adobe Systems Europe Limited Fiona Robertson, Adobe Systems Europe Limited
From:	Gail Wilson, Sykes Europe Limited
Circulation:	Diane Douglas, Richard Brown, Jackie Haldane, Sykes Europe Limited

User Guide:
Page Size:	214 × 190mm
Material:	90gsm McQueen Special Matt
Cover Material:	240gsm Harden Gloss
User guides can range in the number of colours printed throughout the guide from black only to 4 colour process and even a mixture of the two ie Black with two 4 colour sigs.
Getting Started:
Page Size:	214 × 190mm
Material:	90gsm McQueen Special Matt
Cover Material:	Self cover ie 90gsm McQueen Special Matt
Getting Started booklets are normally Black only and the cover is the same material as the text, however there are some exceptions and in this case the spec for the user guide should be used.
Quick Reference Card:
Panel Size:	214 × 190mm
Material:	250gsm Sovereign Gloss
Quick Reference Cards are normally Black and one PMS.
EULA (End User License Agreement)
Page Size	165 × 145mm
Material	90gsm McQueen Special Matt
Registration Card:
Size:	210 × 148mm
Material:	130gsm Sovereign Classical Matt
Product Support Card:
Page Size	235 × 120mm
Material:	230gsm Pacemaker

CD Holder:
Size:	130 × 128 mm
Material:	260gsm (1sided) Consort Board
CD holders should all be printed as 4 colour process with the exception of A180.0.
Letters
Page size:	210 × 190mm (A4)
Material:	80gsm Kestral
Generic Box Sleeve:
Overall Size:	240 × 630 mm
Material:	250gsm (2 sided) Sovereign Gloss board
Collection Box Sleeve:
Overall size:	214 × 178 × 240 mm
Material:	250gsm (2 sided) Sovereign Gloss board
Generic Box:
Size:	240 × 214 × 90mm
Material:	117g Test Liner, 105g Bogus/220 gsm Trucard
Box
Size.	240 × 214 × 40mm
Size:	240 × 214 × 40mm
Material:	620micron (1 sided) Sancote Board
Update/Upgrade Box:
Size:	240 × 214 × 40mm
Size:	240 × 214 × 90mm
Material:	Brown Kraft/Test inner/B Flute
Collection Slipcase & Wedge:
Size:	210 × 175 × 245mm
Material:	260gsm Truecard / E Flute 127gsm Flutex / 180gsm Inner White top test

Part 5

DISC PD—2000

DISC

A DEFINITION OF YEAR 2000 CONFORMITY REQUIREMENTS

Preamble to the Summer 1998 amendment

    BSI DISC originally published PD2000-1 in January 1997 and it has been widely adopted. A review of the document was conducted by the responsible committee (BDD/I/3) in the spring of 1998 taking into account comments received. The committee considered that amendments to the fundamental conformity requirements were neither necessary nor desirable. The Definition and the four Rules are unchanged but, to add value to the document and aid its interpretation, the Amplification sections have been amended. This document, PD2000-1:1998, replaces the previous version of PD2000-I but does not change its requirements. An additional document PD2000-4, entitled "PD2000- I in Action" will provide further information on PD2000-l: 1998 together with information on its use.

    Paragraph numbers have been enhanced in the Amplification section to aid referencing and substantial revisions to the document are indicated by side lines against the changed text.

Introduction

    This document addresses what is commonly known as Year 2000 conformity (also sometimes known as century or millennium compliance). It provides a definition of this expression and requirements that must be satisfied in equipment and products which use dates and times.

    It has been prepared by British Standards Institution committee BDD/I/3 in response to demand from UK industry, commerce and the public sector. It is the result of work from the following bodies whose contributions are gratefully acknowledged: BT, Cap Gemini, CCTA, PricewaterhouseCoopers, Halberstam Elias, ICL, National Health Service. National Westminster Bank. Additionally, BSI DISC acknowledges the support of the Electronics and Information Industries Forum (EUF), Action 2000, Taskforce 2000 and Digital Equipment as well as the [original bodies for their participation in the review of this document.

    BSI DISC would also like to thank the following organizations for their support and encouragement in the development of this definition: Barclays Bank, British Airways, Cambridgeshire County Council, Computer Software Services Association, Department of Health, Ernst & Young, Federation of Small Businesses, IBM, ICI, National Power, Paymaster Agency, Prudential Assurance, Reuters. Tesco Stores.

    While every care has been taken in developing this document, the contributing organizations accept no liability for any loss or damage caused, arising directly or indirectly, in connection with reliance on its contents except to the extent that such liability may not be excluded at law. Independent legal advice should be sought by any person or organization intending to enter into a contractual commitment relating to Year 2000 conformity requirements.

    This entire document or the Definition section (including the four Rules) may be freely copied provided that the text is reproduced in full, the source acknowledged and the reference number of this document is quoted. It is recommended that the Amplification section be included. References to "PD2000-1:1998" shall be interpreted as meaning the entire document.

The Definition

    Year 2000 conformity shall mean that neither performance nor functionality is affected by dates prior to, during and after the year 2000,

    In particular:

Rule 1  No value for current date will cause any interruption in operation.

Rule 2  Date-based functionality must behave consistently for dates prior to, during and after year 2000.

Rule 3  In all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules.

Rule 4  -Year 2000 must be recognized as a leap year.

Part 6
Minimum Terms and Conditions

    As a condition to the grant by Adobe Systems International Limited Partnership to Sykes of a right and license to use Submanufacturers to make duplicate copies of the Software Product(s) Sykes agrees to enter into an agreement with such Submanufacturers with terms that are at least as restrictive as the following:

1.
Submanufacturer shall be permitted access to the master copy of the Software Product (s) solely for the purpose of making copies of such Software Product(s) for Sykes and for no other purpose. Submanufacturer shall make only so many copies of the Software Product(s) as is required to supply Sykes with the number of copies ordered by Sykes, and all such copies shall be made at its facilities located at Submanufacturer further agrees that it will return all such copies to Sykes and will refrain from distributing copies of such Software Product(s) to third parties of from retaining copies for any internal use which is not directly related to its being able to provide the copying services for Software Product(s), as required by this Agreement with Sykes.

2.
Submanufacturer is prohibited from modifying the Software Product(s) or merging or combining the Software Product(s) with other software or from making any other change or addition to the master copy of the Software Product(s) received from Sykes or to any copies of the Software Product(s) which are made by Submanufacturer hereunder.

3.
Sykes is providing Submanufacturer with a master copy of Software Product(s) in object code form only, and Submanufacturer is prohibited from doing anything, including reverse engineering, reverse assembling and decompiling of the Software Product(s), to derive the source code from the Software Product(s).

4.
Submanufacturer is hereby notified that Adobe Systems International Limited Partnership ("Adobe") is the supplier of the Software Product(s) to Sykes. Adobe has licensed Sykes the right to use a third party vendor to make and to supply copies of the Software Product(s), subject to minimum conditions imposed on Submanufacturer under the terms of this Agreement. Such conditions are made expressly for the benefit of Adobe and as third-party beneficiary to this Agreement, Adobe shall have the right to enforce any or all of such conditions, including the right to terminate this Agreement upon giving Submanufacturer notice of intention to terminate, if Submanufacturer shall fail to fulfill its obligations set forth in this Agreement. In the event of such termination, Submanufacturer shall comply with the provisions set forth in Paragraph 10 below for return of all copies of Software Product(s) in its possession or control.

5.
In the event of Submanufacturer's failure to comply with the terms of this Agreement, Adobe and/or Sykes shall have the right to interim interdict in addition to any other remedy available to it.

6.
Any right granted to Submanufacturer hereunder is personal to Submanufacturer, and Submanufacturer may not assign to transfer any right or obligation that it may have under this Agreement to any other party.

7.
Submanufacturer agrees that those techniques, algorithms, and processes contained in the Software Product(s) to be supplied to Submanufacturer by Sykes hereunder constitute trade secret information of Adobe or its licensors and suppliers and will be used by Submanufacturer only in accordance with the terms of this Agreement. Submanufacturer agrees that it will disclose the Software Product(s) only to employees with a need to know who have agreed in writing (i) not to disclose the Software Product(s), (ii) to use the Software Product(s) for the sole benefit of Sykes and only as permitted by this Agreement, and (iii) to take all reasonable precautions to prevent disclosure to other parties. Submanufacturer will take all measures required to protect the proprietary rights of Adobe, its licensors and suppliers in such proprietary information. The obligations set forth in this Paragraph shall survive termination of this Agreement.

8.
Submanufacturer shall affix, to each full or partial copy of the Software Product(s) made by Submanufacturer, all copyright, restricted rights and other proprietary information notices identical to the notices appearing on the master copy of the Software Product(s) supplied to Submanufacturer hereunder, or such other proprietary notices as Sykes or Adobe may require from time to time. Submanufacturer shall exactly duplicate any "Adobe" logos which may appear on the master copy on every copy of the Software Product(s) made from said master copy, and Submanufacturer shall provide Sykes or Adobe with samples of the reproductions upon request from Sykes or Adobe to ensure that Submanufacturer's use of the Adobe trademarks does not impair the rights of Adobe in its trademarks. In the event Adobe determines that Submanufacturer is not meeting the Adobe quality standards with respect to its use of the Adobe trademarks, Sykes or Adobe may give notice to Submanufacturer to improve such quality or cease use of said trademarks and Submanufacturer shall begin immediately to comply with such request.

9.
This Agreement does not grant Submanufacturer any rights to patents, copyrights, trade secrets, trade names, trademarks, or any other rights, franchises, or licenses in respect of the Software Product(s). The Software Product(s) has been supplied to Sykes by Adobe and title to the Software Product(s) and any copies thereof shall remain with Adobe and their third party suppliers.

10.
Sykes may terminate this Agreement at any time, with or without cause, upon providing Submanufacturer with a notice of termination, and upon receiving such notice, Submanufacturer shall immediately discontinue use or copying of the Software Product(s). Within ten (10) days of such termination, Submanufacturer shall have: (i) returned to Sykes all copies of the Software Product(s), including the master copy, in its possession or under its control; (ii) completely destroyed all copies of the Software Product(s) stored in any storage apparatus or media owned or controlled by Submanufacturer; and (iii) presented to Sykes a certificate signed by a corporate officer of Submanufacturer stating that all such copies of the Software Product (s) have been returned or destroyed.

11.
Submanufacturer shall indemnify and hold Sykes and Adobe harmless against any claim, loss, liability or damage, including attorneys' fees and other costs, including costs of litigation, arising out of Submanufacturer's transfer, use, disclosure or copying of Software Product(s) in violation of any provisions contained in this Agreement.

12.
Submanufacturer is prohibited from doing anything with the Software Product(s) not expressly provided in this Agreement.

13.
This Agreement shall be governed by and construed in accordance with the Laws of Scotland.

  Part 7

  Payments

Section A

    [*]

Section B

    Should Adobe wish to order any of the following services, the prices are as follows:

    [*]

*
CONFIDENTIAL TREATMENT REQUESTED

Part 8
SOP11-007

Manufacturing Operations
STANDARD OPERATING PROCEDURE
Document #:	11-007	Revision #:	0
Initiated By:	Bill Moberly	Page I of 4
Release Date:	05/13/98	Released By:	Bill Moberly
Title: Product Inspection Requirements for Turnkey Suppliers
1.	PURPOSE:
To define Adobe® Systems, Inc., product inspection requirements for turnkey suppliers.
2.	SCOPE:
The requirements defined by this document applies to any partnership established between Adobe® Systems, Inc. Manufacturing Operations and a third-party turnkey supplier.
3.	REFERENCES:
None
4.	DEFINITIONS:

Defect: A departure of a quality characteristic from its intended level or state that occurs with a severity sufficient to cause an associated product or service not to satisfy intended normal, or reasonably foreseeable, usage requirements.
Final Assembly: The highest level assembled product, prior to shrink wrap.
Major Defect: A defect that may render the product unfit for use; would be noticed by the consumer, and will likely reduce product salability.
Minor Defect: A defect that will not affect usability of the product; unlikely to be noticed, and of little concern to the consumer.
Subassembly: An assembly that is used at a higher level to build another assembly or included in the final assembly.
5.	PROCEDURES:
5.1	Lot Requirements:
	5.1.1	Lot: The total quantity of final assembly units on one (1) pallet, accumulated under uniform conditions for sampling purposes.
	5.1.2	Sub-Lot: A quantity of final assembly units representing a fraction of one (I) lot, accumulated under uniform conditions for sampling purposes; i.e.:
5.1.2.1	1 pallet of 200 Units = I 0 Sub-Lots/20 Units Per Lot
5.1.2.2	1 pallet of 400 Units = 20 Sub-Lots/20 Units Per Lot
5.2	Sample Requirements:
5.2.1	5% of one lot = 1 in 20 units manufactured.
5.2.2	5% of subassemblies built in advance of the final assembly.
5.3	Sample Selection:

	5.3.1	Final Assembly: At minimum, samples selected for inspection will have completed the assembly process post final weigh scale (if used), and prior to shrink-wrapping.
	5.3.2	Subassembly: At minimum, samples selected for inspection will have completed the sub-assembly process.
5.4	Inspection Requirements:
5.4.1	Final Assembly:

 All final assembly samples are inspected through the subassembly level unless the subassemblies were built, sampled, and inspected prior to final assembly. All inspections will be performed in a manner that will not damage or destroy any components.

5.4.1.1	Visual Defects
5.4.1.2	Build Accuracy
5.4.2	Subassembly:
5.4.2.1	Visual Defects
5.4.2.2	Build Accuracy
5.5	Defect Classifications:
5.5.1	Major:
5.5.1.1
Cosmetic: Pages unglued, large spots, streaking, gouges, tears, or nicks on the visible ("Panel A") area impacting copy and/or graphics; coating defects that affect the visual appearance of the component, i.e., blistering, peeling, cracking, or creasing over more than 25% of the print area.
	5.5.1.2	Damaged: Any defect that affects the functionally of the component. This can include, but not be limited to, broken, cracked, crushed, defaced, gouged, and torn.
	5.5.1.3	Extra: Additional security sensitive component(s) found in product. Security sensitive components include CDs, CD Keys, Diskettes, Dongles, and Serial Number Labels.
	5.5.1.4	Missing: Required component(s) not found in product.
	5.5.1.5	Wrong: Incorrect component(s) found in product or serialization matching error.
5.5.2	Minor:
5.5.2.1
Cosmetic: Slight dog-ears of pages or a slightly bent cover, coating has slight cracking, or minor folding defects; minor scratches, smudges, hickeys, spots, nicks, streaks, or creases that cover minimal surface areas and do not render copy/graphics illegible.
	5.5.2.2	Extra: Additional component(s) not classified as security sensitive.
	5.5.2.3	Orientation: Component(s) not in order specified, label placement incorrect or skewed.
5.6	Acceptance Requirements:
5.6.1	Accept = 0 Reject = 1
5.6.2	Rejected lot(s) is segregated and 100% inspected/reworked.
	5.6.3	If sub-lots were utilized in accordance with Section 5.1.2, the turnkey supplier's process must be able to accurately identify and segregate the sub-lots for 100% inspection and rework.

	5.6.4	All in-process product will be 100% inspected/reworked, up to the point in the process where the defect was found.
	5.6.5	No product shall be dispatched until all the activities specified in this document have been satisfactorily completed and the associated data and documentation are available and authorized.
5.7	Inspection and Test Records:
5.7.1
The turnkey supplier shall establish and maintain records which provide evidence that the product has been inspected. These records shall show clearly whether the product has passed or failed the inspections according to the defined acceptance criteria.
5.8	Control of Nonconforming Product:
5.8.1
The turnkey supplier shall establish and maintain documented procedures to ensure that product that does not conform to the requirements specified in this document, is prevented from unintended use. This control shall provide for identification, documentation, evaluation, segregation, and disposition of nonconforming product.
5.9	Release of Product:
	5.9.1	No product shall be released until all the inspection activities specified in this document have been satisfactorily completed and the associated data and documentation are available and authorized.
	5.9.2	No pallet shall be released until a pallet audit has been conducted in order to verify master canon labels and any other pallet identification tags or documentation.
5.10	DPPM Calculation:***
[*]
5.11	Reporting:
5.11.1	Major/Minor DPPM Rates: Weekly
5.11.2	Cumulative Major/Minor DPPM Rates: Monthly
5.11.3	Pareto of Defects: Weekly
5.11.4	Cumulative Pareto of Defects: Monthly
5.12	Performance Grading:
5.12.1	Once per quarter, turnkey suppliers are evaluated on quality performance (Major DPPM)
MIN AQL	MIN % Yield	Major DPPM	Points
[*]
6.	DOCUMENT HISTORY:
6.1	New; defines Adobe® Systems, Inc., product inspection requirements for turnkey suppliers;

*
CONFIDENTIAL TREATMENT REQUESTED

Part 9
Statement of Work

Adobe Order Fulfillment
Statement of Work
version 6.1

December 1999

Table of Contents
TABLE OF CONTENTS				2
1.	EXECUTIVE SUMMARY			5
	1.1	THIS DOCUMENT		5
	1.2	ADOBE ORDER FULFILLMENT EXPECTATIONS		5
	1.3	ADOBE ORDER FULFILLMENT OBJECTIVES		5
	1.4	ADOBE ORDER FULFILLMENT RESPONSIBILITIES		6
	1.5	SYKES OBJECTIVES		6
	1.6	SYKES RESPONSIBILITIES		7
2.	SERVICE MANAGEMENT			7
	2.1	ACCOUNT MANAGEMENT STRUCTURE & RESPONSIBILITIES		7
		2.1.1	Client Account Manager	7
		2.1.2	New Project Implementation	7
	2.2	KEY OPERATIONAL TEAMS		8
		2.2.1	Engineering Change Control (ECC)	8
		2.2.2	Work In Progress (WIP)	9
		2.2.3	Purchasing	9
		2.2.4	Print Services	9
		2.2.5	Freight Management Traffic	10
		2.2.6	IT	10
	2.3	ESCALATION		11
		2.3.1	Complaints	11
3.	PRODUCTS & SERVICES			12
	3.1	COMPONENT MANAGEMENT		12
		3.1.1	Printed Components	12
		3.1.2	File Transfer	12
		3.1.3	Media Masters	13
		3.1.4	First Article Sign-off	13
	3.2	ASSEMBLY		14
		3.2.1	BOMS	14
		3.2.2	Product Assembly	14
		3.2.3	Fonts and VPP	17
		3.2.4	Serial Number Generation	18
	3.3	DISTRIBUTOR ORDER FULFILLMENT		19

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

	3.4	EDI MESSAGING—TIMESCALES		19
	3.5	INVENTORY MANAGEMENT		20
		3.5.1	Inventory Control	20
		3.5.2	Cycle Counting	20
		3.5.3	Warehousing	21
		3.5.4	Warehouse Security	21
		3.5.5	Inventory Obsolescence	22
		3.5.6	Goods Inward	22
	3.6	DISTRIBUTION		23
		3.6.1	Carrier Management	23
		3.6.2	EU/Non EU Customs	23
		Helpdesk		23
	3.7	RMA		24
4.	GENERAL			29
	4.1	BILLING		29
		4.1.1	Assembly	29
		4.1.2	Other Services	29
	4.2	QUALITY		29
	4.3	BUSINESS CONTINUITY		29
5.	REPORTING			30
6.	KEY PERFORMANCE INDICATORS			31
	6.1	ON TIME DELIVERY (SALES ORDER)		31
	6.2	QUALITY		31
	6.3	CYCLE COUNT (FINISHED GOODS)		31

49

1.  Executive Summary

1.1  This Document

    This document describes the processes and environment under which the Adobe Order Fulfillment business will be managed at Sykes. The document itemises the activities undertaken, required performance standards and associated negotiated costs. The Statement of Work (SOW) should be seen as a live document and updated as and when necessary.

    All procedural charts are uncontrolled documents and are subject to change.

1.2  Adobe Order Fulfillment Expectations

  •
  [*]

1.3  Adobe Order Fulfillment Objectives

  •
  [*]

1.4  Adobe Order Fulfillment Responsibilities

  •
  [*]

1.5  Sykes Objectives

  •
  [*]

1.6  Sykes Responsibilities

  •
  [*]

2.  Service Management

    Overall responsibility for the performance and management of the Adobe Order Fulfillment lies with the Client Account Manager (CAM) The CAM reports to the Client Services manager who in turn reports to the Director of Business Operations (CPS).

2.1  Account Management Structure & Responsibilities

    The Sykes organisational structure consists of a core management team dedicated to Adobe programmes with responsibility for delivering all aspects of a clients business, whether it is implementation of a project or discussing a new service. The Account or Project owner sit in the centre of the circle and call on the skills, knowledge and expertise of specialist functions within the organisation.

    2.1.1  Client Account Manager

    [*]

    2.1.2  New Project Implementation

    The CAM will be the project leader for all new project introductions for Adobe Order Fulfillment. This management process will include:

  •
  Chairing regular launch meetings—internal & external

  •
  Provision and monitoring of all project timelines and milestone delivery

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

  •
  Liaison with operational units to ensure all necessary information received

  •
  Ensure volume forecast from Adobe received

  •
  Work with Client Business manager on Pricing]

2.2  Key Operational Teams

2.2.1 Engineering Change Control (ECC)
•	Artwork	Receipt, logging, checking, proofing
•	Disk Mastering	Set up, sign-off, label overprint
•	BOMS	Part number/Full stock details, creations, management of finished SKU BOMS including entry, checking, amendments, deletions, manufacturing sample control.
Components		Management of components (new & reprints) free issues (components & finished goods), delivery monitoring
Forecasts		Entry, Amendment, deletion
CD ROM		Golden master control, specifications, re-orders POP, delivery monitoring
Sign off		First article checks, press checks, CD's, master print sample control
2.2.2 Work in Progress (WIP)
•	Works orders	loading, trial kits, de-kits, completion, manual orders
•	Serial Numbers	generation and management
•	Scheduling	in conjunction with Planners
•	RNA	breakdown, reworks, destruction
•	BTO/Rapid Response	management and release
•	Reporting	supply/demand, order status, monthly production analysis
•	MPS	forecast entry
•	Distribution	charges pre-paid creation
•	Winsoft	supply components and serial numbers to Winsoft in France for Middle Eastern versions of PhotoShop, PageMaker & Acrobat
2.2.3 Purchasing
•	3rd Party	Vendor Management, placing of orders, pricing negotiation, performance monitoring
•	Quality audits	assist Q/A with quality audits of 3rd parties

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

•	Market research	Ensuring competitive pricing is applied by all vendors by benchmarking activities and identifying new potential suppliers
•	Raw material supply	Monitoring the demand storage and supply of raw materials required for manufacture and distribution of all Adobe products

    2.2.4  Print Services

  •
  [*]

    2.2.5  Freight Management/Traffic

  •
  [*]

    2.2.6  IT

  •
  Systems support for all manufacturing and fulfillment requirements (EDI, SAP, CS3, MFG-Pro, Serial number generation program).

2.3  Escalation

    Appropriate escalation processes are in place to ensure continuity and control of the business. Any problem that is deemed to be business critical will be immediately escalated to the appropriate level to ensure appropriate remedial as well as long term is taken.

    Issues should be escalated through correct channels, the following identifies the escalation within Sykes:

[artwork]

    2.3.1  Complaints

    All complaints raised by Adobe will be addressed through Sykes Corrective Action process that is governed by Sykes quality process QS04/01—See Appendix A.

    In the event of any quality complaints received from the field, the following action will be taken:

  •
  Immediate escalation to Adobe

  •
  Internal Sykes Action Request Form raised to responsible area

  •
  All remaining stocks of defective SKU quarantined

  •
  Quality check of all remaining stock

  •
  Results informed to Adobe and remedial action agreed

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

  •
  [*]

3.  Products & Services

3.1  Component Management

    All component specifications provided by Adobe are held on Sykes server in Galashiels, which is backed up each day of the working week. As contingency hard copy of all component specifications are held at our Print facility.

    3.1.1  Printed Components

    The following information is required for each new component item:

  •
  Unique part number

  •
  Description of item

  •
  Initial print/production run required

  •
  Page count (if applicable)

  •
  Page size (if applicable)

  •
  Number of colours Material requested

  •
  File due dates

    3.1.2  File Transfer

    When transferring files to Sykes for the production of components the following is required:

  •
  Confirmation of the file format i.e. PC INTEL and name of file

  •
  Versions and fonts that the files are created in

  •
  Details of any required changes Sykes are to action to the files

  •
  Expected file availability date

  •
  Location of file e.g. Folder name

  •
  Unique file reference

  •
  Hard copy output

  •
  Detail of any problems experienced with output in US

    3.1.3  Media Masters

    Adobe will advise when each new CID will be available detailing:

  •
  Part Number

  •
  Description

  •
  Initial quantity

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

  •
  Date CD master due

  •
  Lead-time required

  •
  Artwork requirements

    Sykes will advise/be responsible for:

  •
  Where master is to be sent e.g. direct from Adobe to replicator

  •
  Logging of orders placed with replicator

  •
  The return of the master to Sykes 1 month after pressing

  •
  Verification of new CD

    3.1.4  First Article Sign-off

    Sykes will be responsible for the checking of components received:

  •
  New order—against original technical specification supplied from Adobe

  •
  Re-print—against a master sample from Sykes managed component library

3.2  Assembly

    3.2.1  BOMS

i)
New BOMS

    Adobe responsibilities:

  •
  BOM has accurate and unique part number

  •
  Draft BOMS delivered to Sykes 8 weeks prior to product launch

  •
  Finalised BOMS to Sykes 4 weeks prior to launch

    Sykes responsibilities.

  •
  BOMS accurately- entered on to Sykes production system. The process for this task is included as Appendix B—IPC06 Creation of Bill of Materials

  •
  [*]

ii)
Existing BOMS

    Amendments to existing BOMS is governed by Sykes quality processes—see Appendix C -IPC07 Amendment of Bill of Materials.

iii)
Obsolete BOMS

    Adobe is required to advise Sykes of all BOMS and component part numbers that are obsolete. Sykes are responsible for the deletion of these entries from Sykes inventory systems within [*] of notification by Adobe.

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

    3.2.2  Product Assembly

    Adobe responsibilities:

  •
  The provision of adequate forecasting

  •
  Identification of both Make to Stock (MTS) and Build to Order (BTO) requirements

  •
  Provision of PO, split by SKU and price to initiate order cycle—this PO should send via EDI message from Adobe SAP to Sykes production system

    Sykes responsibilities:

  •
  Receipt and acknowledgement of PO via EDI message to Adobe SAP

  •
  Establishment of component availability

  •
  Release of work order for product assembly

  •
  Confirmation of work order completion against Adobe PO number via EDI massage to Adobe SAP

  •
  Complete order within [*] working days, assuming all components are available

    The following illustrates the timetable for order completion:

Period	Action	Owner
Day 1	PO sent to Sykes via EDI from Adobe SAP	Adobe
Day 2	Sykes to have completed trial kit and confirm PO acceptance via EDI to Adobe SAP	Sykes
Day 5	Order completed on Sykes production system and Finished Goods booked on to MFG-Pro and Adobe SAP—Available to ship	Sykes

    Sykes maintain master production samples covering each Adobe SKU which are released to the assembly floor with each works order to act as a guide for production.

    The following covers the assembly process:

    Appendix D—IPC09 Creation & Amendment of Works Order

    Appendix E—AD001 Adobe Build to Order

    Appendix F—MAN09 Product Assembly

    Appendix G—IPC04 Creation and amendment of master sample

    The process overleaf details the PO receipt and acknowledgement procedure:

    [Exhibit not available]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

    3.2.3  Fonts and VPP

    Sykes is responsible for the management, assembly and fulfillment of both Font and VPP orders. The assembly process follows the Build to Order process—see appendix E.

i)
Fonts
•
2 BOMS covering all SKU's (Mac and Windows)

•
Adobe will issue a PO for Font requirements

•
Sykes will issue works order for assembly to build

ii)
VPP

    As for fonts VPP builds are handled through our rapid response cell.

    Adobe responsibilities:

  •
  VPP PO raised

  •
  Email VPP customer letter and CEULA as attachments to Sykes Sykes responsibilities:

  •
  Rapid response of VPP order

  •
  Re-work of product to incorporate VPP details via email from Adobe

  •
  Completion of order and receipt on to Adobe SAP (via EDI)

    For Current VPP Process see Appendix 0—VPP

    3.2.4  Serial Number Generation

    Sykes are responsible for the management and generation of all serial number requirements for European production and have developed a fully automated system to deliver this service. The following illustrates this process:

[Exhibit][*]

3.3  Distributor Order Fulfillment

    Sykes manage the shipment of Distributor sales orders on behalf of Adobe.

  •
  Adobe responsibilities:[*]

    The processes covering Distributor orders are detailed in:

  •
  Appendix H—DIST02 Picking

  •
  Appendix I—DIST04 Packing

  •
  Appendix J—DIST05 Adobe Contingency

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

3.4  EDI Messaging Timescales

    The PO, assembly and shipping process requires the interaction of Sykes systems with Adobe's SAP. The details are as follows:

    Sykes will pick-up Adobe transmission every hour on the half hour. These transmissions will consist of the electronic documents:

  •
  850—Purchase Order

  •
  860—Put-chase Order Change

  •
  940—Shipping Order

  •
  997—Document Receipt Acknowledgement

    Adobe will-send these documents every hour on the hour. Sykes will send Adobe transmissions every hour on the half hour. These transmissions will consist of the electronic documents:

  •
  855—PO Confirmation

  •
  856—Shipping (Build) Notification

  •
  945—Shipping Confirmation

  •
  997—Document Receipt Acknowledgement

    Sykes will return the 855 within 1 day of receiving a purchase order. Shipping (Build) notifications will be sent within 1 hour of goods being booked onto Sykes system. The Shipping Confirmation will be transmitted within 1 hour of the shipment being confirmed in Sykes system.

    Adobe will send the Purchase Order document within 1 hour of a purchase order being created in Adobe's system. Purchase Order changes will be sent within 1 hour of creation. Shipping Orders will be sent within 1 hour of creation.

    Both Adobe and Sykes will send the Document Receipt Acknowledgement within 1 hour of receiving a document.

3.5  Inventory Management

    3.5.1  Inventory Control

    Sykes are responsible for the management of all Adobe finished goods inventories on behalf held on Sykes MFG-Pro system.

    Sykes will also ensure effective management of all component stocks to ensure continuance of supply.

    It is understood that Sykes will be responsible for the accurate management of all stock records and will be responsible for the update of all finished good inventory records on both Sykes MFG-Pro system and Adobe SAP via SAP terminal access provided by Adobe.

    3.5.2  Cycle Counting

    Sykes responsibilities:

  •
  [*]

    The cycle count process is included in Appendix K—‘IPC02 Cycle Counting

    3.5.3  Warehousing

    All Adobe finished goods stocks are held in Sykes warehouse in Galashiels, Scotland. Adobe finished goods are stored as complete shrink-wrapped product and held in shipping cartons in warehouse bin locations

    Features of the warehouse:

  •
  Unique system location

  •
  Adobe inventory held in designated Adobe areas to increase picking and counting efficiency

  •
  High security areas available for storage of high value items

    3.5.4  Warehouse Security

  •
  [*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

    3.5.5  Inventory Obsolescence

    Adobe responsibilities.

  •
  Identification and notification of all obsolete finished goods and component SKU's by part number and description

  •
  Confirmation of action required e.g. destruction

    Sykes responsibilities:

  •
  Confirmation of obsolescence notification received

  •
  Confirmation of action taken

  •
  Update of stock records on both MFG-Pro and SAP

    Note: [*]

    3.5.6  Goods Inward

    Sykes responsibilities:

  •
  Check goods received are as specified on order notification and confirm receipt into Sykes production system if components or into MFG-Pro and Adobe SAP 11 finished goods

  •
  Check delivery for quality/damage

  •
  Confirm receipt and log into inventory within 48 hours of receipt

    Sykes standardoods—In operating times are:

Monday - Thursday	08.30 - 17.30
Friday	08:30 - 16:30*
  •
  Sykes can accept deliveries 24 hrs per day by prior arrangement

    For deliveries of 3rd party stock managed by Adobe, Sykes request that 24 hours notice is given and full details including SKU, description and quantities are provided.

    See Appendix L—STOR01 Incoming Stores Control & Inspection

3.6  Distribution

    Sykes provides distribution services to Adobe:

  •
  Carrier management

  •
  EU/Non-EU Customs

  •
  Helpdesk

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

    3.6.1  Carrier Management

    Sykes have established strong relationships with a number of carriers which are utilised to ship on behalf of Adobe.

    Adobe's Distributor contracts will necessitate the requirement that Sykes will be required to liase with a high number of carriers with which we have no previous relationship. Sykes will be responsible for:

  •
  Documentation correct and available

  •
  Scheduling collections with all carriers

    3.6.2  EU/Non EU Customs

    Sykes will:

  •
  Provide guidance on all customs clearance and duty issues for all imports into EU

  •
  Ensure correct duty and tax is paid

  •
  Complete all necessary documentation for shipments destined for Distributors inside and outside EU boundaries

  •
  Liase with Customs to resolve issues and enquiries

Helpdesk

    The Adobe Helpdesk has been set up to provide an efficient method of controlling all Adobe distribution enquiries.

    Opening hours:

Monday - Friday	08:30 - 16:30*

    *additional cover is provided between 16.30 and 17.30 but will not provide the full coverage available during normal hours

    Helpdesk Services—see Appendix M—SOP01 Helpdesk

3.7  RMA

    RMA's will be handled as per Sykes existing procedures and any requirements to rework/dispose will be agreed prior to any action with Adobe.

  •
  All RMA returned from Goods In within 48 hours (<3000 units)

  •
  Full records of all returned material and subsequent actions are kept

  •
  All open or damaged product will be destroyed

    The existing RMA process is included as Appendix N—SOP07 Adobe RMA

    The following illustrates the messaging requirements between Sykes and Adobe for RMA:

[Exhibit][*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

4.  General

4.1  Billing

    4.1.1  Assembly

    Adobe will provide Sykes with an itemised PO for all material cost and assembly requirements. This PO will be:

  •
  Split by SKU (1 SKU per order line) and quantity

  •
  Inclusive of VAT

  •
  In GBP Sterling

    Upon completion of a finished goods work order Sykes will confirm receipt of the goods on to Adobe SAP via EDI message 856. This message will immediately initiate an automated payment from Adobe SAP.

    Sykes assume that payments will be:

  •
  Received weekly

  •
  Via electronic transfer

    4.1.2  Other Services

    All other services including Management Fee, Warehousing, Fulfillment will be covered monthly by Adobe PO.

4.2  Quality

    Sykes quality system has been in operation since 1989 and is designed to ensure Sykes maintain BS EN IS09002 registration.

4.3  Business Continuity

    Sykes has developed a business continuity plan to ensure the continuity of supply to Adobe. The plan is a dynamic document and is reviewed bi-annually.

    The plan has 2 main goals:

  •
  Continuity of service provision to Adobe

  •
  Re-establishment or normal operations

5.  Reporting

    Sykes will provide the following reports to Adobe Order Fulfillment

Report:	Frequency:
Stock Order Report	[*]
Business Management Report	[*]
Cycle Count Analysis	[*]
Excess Inventory Report	[*]
Business Review (QBR)	[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

6.  Reporting

6.1  On Time Delivery (Sales order)

No.	Title	Measurement	Target
1	On Time Delivery By Line	[*]	[*]
2	On Time Delivery By Unit	[*]	[*]

6.2  Quality

No.	Title	Measurement	Target
2	Major-DPPM	[*]	[*]

6.3  Cycle Count (Finished Goods)

No.	Title	Measurement	Target
1	Absolute Variance—non-security	[*]	[*]
2	Absolute Variance—security	[*]	[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduce or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems, Inc.'s request.

Appendix A	OS04 — Corrective Action

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Corrective Action					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.14

Procedure No.	QS 04	Rev. No.	1	Date	19-10-98	No. of Pages	4

Quality Systems Manager				Quality Systems Co-ordinator

IMPORTANT:

This procedure should be used when any of the following are received or highlighted:

A client complaint;

A report of product nonconformity related to Sykes Europe Limited activity;

A report of component nonconformity;

A nonconformity raised during any audit (i.e., internal, client, 2nd or 3rd party);

A Sykes Europe Limited Quality System nonconformity or nonconformity relating to ISO 9002;

Any improvement or nonconformity identified by anyone regarding the activities of Sykes Europe Limited.

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Corrective Action					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.14

Procedure No.	QS 04	Rev. No.	1	Date	19-10-98	No. of Pages	4

Quality Systems Manager				Quality Systems Co-ordinator

Person identifying the need for action	Manager or Team Manager receiving The "Action Request' Form

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Corrective Action					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.14

Procedure No.	QS 04	Rev. No.	1	Date	19-10-98	No. of Pages	4

Quality Systems Manager				Quality Systems Co-ordinator

Control and Verification of Action Requests

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Corrective Action					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.14

Procedure No.	QS 04	Rev. No.	1	Date	19-10-98	No. of Pages	4

Quality Systems Manager				Quality Systems Co-ordinator

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix B	IPC06—Creation of Bill of Materials

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Creation of a Bill of Materials					Uncontrolled copy #

Responsibility	Client Planning Administrator/Client Planning Co-ordinator					ISO Ref.	4.5 & 4.10

Procedure No.	IPC 06	Rev. No.	0	Date	16-03-98	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Creation of a Bill of Materials					Uncontrolled copy #

Responsibility	Client Planning Administrator/Client Planning Co-ordinator					ISO Ref.	4.5 & 4.10

Procedure No.	IPC 06	Rev. No.	0	Date	16-03-98	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix C	IPC07 Amendment of Bill of Materials

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Creation of a Bill of Materials					Uncontrolled copy #

Responsibility	Client Planning Administrator & Client Planning Co-ordinator					ISO Ref.	4.5 & 4.10

Procedure No.	IPC 06	Rev. No.	0	Date	16-03-98	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Amendment of a Bill of Materials					Uncontrolled copy #

Responsibility	Client Planning Administrator & Client Planning Co-ordinator					ISO Ref.	4.5 & 4.10

Procedure No.	IPC 07	Rev. No.	0	Date	16-03-98	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix D	IPC09 Creation & Amendment of Works Order

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Creation and Amendment of a Works Order					Uncontrolled copy #

Responsibility	Client Planning Co-ordinator/Administrator					ISO Ref.	4.9 & 4.10

Procedure No.	IPC 09	Rev. No.	1	Date	19-10-98	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Creation and Amendment of a Works Order					Uncontrolled copy #

Responsibility	Client Planning Co-ordinator/Administrator					ISO Ref.	4.9 & 4.10

Procedure No.	IPC 09	Rev. No.	1	Date	19-10-98	No. of Pages	2

Quality Systems Manager				IPC Manager

Amendment of a Works Order;

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix E	AD001 Adobe Build to Order

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Adobe Specific Procedure

Title	Adobe—BTO					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.9

Procedure No.	ADO 01	Rev. No.	0	Date	19-10-98	No. of Pages	2

Quality Systems Manager				Operations/IPC Managers

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Adobe Specific Procedure

Title	Adobe—BTO					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.9

Procedure No.	ADO 01	Rev. No.	0	Date	19-10-98	No. of Pages	2

Quality Systems Manager				Operations/IPC Managers

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix F	MAN09 Product Assembly

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Product Assembly					Uncontrolled copy #

Responsibility	Manufacturing Team Leader					ISO Ref.	4.9 & 4.10

Procedure No.	MAN 09	Rev. No.	2	Date	26-08-98	No. of Pages	2

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Europe Limited					Operating Procedure

Title	Product Assembly					Uncontrolled copy #

Responsibility	Manufacturing Team Leader					ISO Ref.	4.9 & 4.10

Procedure No.	MAN 09	Rev. No.	2	Date	26-08-98	No. of Pages	2

Quality Systems Manager				Operations Manager

[*]

For Non-Serialised Products				For Serialised Products

Order Quantity	Check Quantity			Order Quantity	Check Quantity

	1st Off	Process	Last Off		1st Off	Process	Last Off

1 to 25	1	0	0	1 to 25	1	1	1

26 to 100	1	0	1	26 to 100	1	1 in 25	1

101 to 199	1	1	1	101 to 199	1	1 in 25	1

200+	1	1 in 200	1	200+	1	1 in 25	1

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

IMPORTANT: For ALL Adobe products in process check quantities must be 1 in 20.

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix G	1PC04 Creation/Amend. of Master Sample

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes IPC Department					Operating Procedure

Title	Creation and Amendment of a Master Product Sample					Uncontrolled copy #

Responsibility	Client Planning Administrator					ISO Ref.	4.9

Procedure No.	IPC 04	Rev. No.	0	Date	28-01-98	No. of Pages	3

Quality Systems Manager				IPC Manager

Creation of a Master Product Sample:

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes IPC Department					Operating Procedure

Title	Creation and Amendment of a Master Product Sample					Uncontrolled copy #

Responsibility	Client Planning Administrator					ISO Ref.	4.9

Procedure No.	IPC 04	Rev. No.	0	Date	28-01-98	No. of Pages	3

Quality Systems Manager				IPC Manager

Amendment of a Master Product Sample:

     This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes IPC Department					Operating Procedure

Title	Creation and Amendment of a Master Product Sample					Uncontrolled copy #

Responsibility	Client Planning Administrator					ISO Ref.	4.9

Procedure No.	IPC 04	Rev. No.	0	Date	28-01-98	No. of Pages	3

Quality Systems Manager				IPC Manager

[*]

     This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix H	DIST02 — Picking

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Picking (Post, Direct & Trade)					Uncontrolled copy #

Responsibility	Senior Team Lead — Distribution					ISO Ref.	4.9

Procedure No.	DIST 02	Rev. No.	2	Date	28-08-98	No. of Pages	2

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Picking (Post, Direct & Trade)					Uncontrolled copy #

Responsibility	Senior Team Lead — Distribution					ISO Ref.	4.9

Procedure No.	DIST 02	Rev. No.	2	Date	28-08-98	No. of Pages	2

Quality Systems Manager				Operations Manager

Shortage Escalation Checklist

Stock shortages should be investigated in the following order:

1.
Double check location indicated on Pick List.

2.
Check locations adjacent/opposite location indicated on Pick List.

3.
If Direct Stock—check stock history and if RMA stock, check RMA shelving.

4.
Check Despatch Note/GRN/Purchase Requisition and ascertain if product has been wrongly booked in or incorrectly bin to binned.

5.
Stock check other items in location for shortages and overs (see point 6).

6.
Check open batch consolidated Pick Slips for incorrect Picks.

7.
Check old locations (up to I year).

8.
If Client carries both Trade and Direct stock where transfers are conducted, check remaining department stock.

9.
Sweep warehouse.

NOTE If instructed by the Client/Client Services, orders may be partial or zero shipped at any stage in the above escalation path.

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix I	DIST04 — Packing

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Packing—Trade Orders					Uncontrolled copy #

Responsibility	Senior Team Lead—Distribution					ISO Ref.	4.9

Procedure No.	DIST 04	Rev. No.	0	Date	08-10-97	No. of Pages	2

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Packing—Trade Orders					Uncontrolled copy #

Responsibility	Senior Team Lead—Distribution					ISO Ref.	4.9

Procedure No.	DIST 04	Rev. No.	0	Date	08-10-97	No. of Pages	2

Quality Systems Manager				Operations Manager

CHECKLIST (The answers to all questions below must be "YES')

Pre-Packing:

Does the Part Number on the products picked match that specified on the order?
Does the actual quantity of products picked match that specified on the order?
Do the Shipping details match those specified on the order?
Are the products picked free from damage/deterioration e.g. not torn, faded, stained, marked, creased etc.?
Is the product packaging intact?

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix J	DIST05 — Adobe Trade

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Adobe Trading System Contingency					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.9

Procedure No.	DIST 05	Rev. No.	0	Date	24-06-98	No. of Pages	2

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Adobe Trading System Contingency					Uncontrolled copy #

Responsibility	As Specified Below					ISO Ref.	4.9

Procedure No.	DIST 05	Rev. No.	0	Date	24-06-98	No. of Pages	2

Quality Systems Manager				Operations Manager

Contingency Plan

In the event of Sykes Gala being unable to print orders from Adobe Trade System:

1.
Request Adobe to print/Fax Despatch Note batch and consolidated Pick Lists at Gala.

2.
Manually pack orders and pass to Shipping Office for UPS Maxiship system processing.

3.
Manually ship confirm orders when Adobe Trade System is fully operational.

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix K	IPC02—Cycle Counts

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Cycle Counts					Uncontrolled copy #

Responsibility	IPC Inventory Analyst					ISO Ref.	4.9

Procedure No.	IPC 02	Rev. No.	1	Date	08-03-99	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Distribution					Operating Procedure

Title	Cycle Counts					Uncontrolled copy #

Responsibility	IPC Inventory Analyst					ISO Ref.	4.9

Procedure No.	IPC 02	Rev. No.	1	Date	08-03-99	No. of Pages	2

Quality Systems Manager				IPC Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix L	STOR01—Incoming Stores Control

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

Goods In Quality checks

    If the delivery is of a pallet of boxes—open 1 box and count the number of items in it.

Goods In Quality Checks

    If the delivery is boxes of large items—open 1 box and count the number of items in it.

    If the delivery is boxes of small items—open 1 box and count a part of the box as a sample.

    Does the actual number of items match the number on the box?

If YES, record this in the Goods In Database.

If NO, record this in the Goods In Database and inform the Client Team Manager.

QUALITY CHECKS:

1.
Check the total quantity of the delivery.

2.
Find the checking quantity from the table below.

3.
When you have checked them, have you found faults which would reject the order?

Quantity Delivered	Check	Accept the Delivery	Reject the Delivery

Between 2 and 10000	20	If no items are faulty	[*]

Between 10001 and 150000	80	If no items are faulty	[*]

Between 150001 and 500000	125	If no more than 1 Item is faulty	[*]

500001 and over	200	If no more than 1 item is faulty	[*]

Information based on BS 6001 Part 1 : 1991 (ISO 2859-1 : 1989) Level 1—Reduced (AQL 0.25%)

If YES, record the number you checked, the number which passed and the number which failed in the Goods In database and 'Inform the Client Team Manager.

If NO, record the number you checked, the number which passed and the number which failed in the Goods In Database.

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

What to Check for: Compare the Samples Against the 1st Article Sign Off Copy

Component Types:	Reasons for Rejection:
All Components:	Anything that is different from the 1st Article Sign Off copy. Any physical damage of any kind.
Printed Components:
Loose pages in books. Colour changing from 1 sample to another. Faults which affect either the appearance of tile printed component or its use. (e.g. marks, torn pages, ink smudges, creased covers or pages, missing, extra or duplicate pages or sections).
Media: Disks	Wrong shell colour, missing shutter.
CDs	Colour changing from 1 sample to another, Ink smudges.

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

Printed Labels:	The same as printed components PLUS labels which are not sticking to the rolls properly.
Boxes:	The same as printed components PLUS damaged comers and edges.

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

106

Appendix M	SOP01 — Team Lead

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes SOP					Operating Procedure

Title	Help Desk					Uncontrolled copy #

Responsibility	Team Lead					ISO Ref.	4.9

Procedure No.	SOP 01	Rev. No.	0	Date	23-11-98	No. of Pages	1

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix N	SOP07—Adobe RMA

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes SOP					Operating Procedure

Title	Adobe Trade RMA					Uncontrolled copy #

Responsibility	Team Lead					ISO Ref.	4.13

Procedure No.	SOP 07	Rev. No.	0	Date	23-11-98	No. of Pages	1

Quality Systems Manager				Operations Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

[Exhibit] [*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes Stores					Operating Procedure

Title	Incoming Stores Control and Inspection					Uncontrolled copy #

Responsibility	Goods In Team Leader					ISO Ref.	4.10

Procedure No.	STOR 01	Rev. No.	0	Date	19-10-98	No. of Pages	5

Quality Systems Manager				Stores Manager

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix M	SOP01 — Team Lead

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes SOP					Operating Procedure

Title	Help Desk					Uncontrolled copy #

Responsibility	Team Lead					ISO Ref.	4.9

Procedure No.	SOP 01	Rev. No.	0	Date	23-11-98	No. of Pages	1

Quality Systems Manager				Operations Manager

[Exhibit] [*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix N	SOP07 — Adobe RMA

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Sykes SOP					Operating Procedure

Title	Adobe Trade RMA					Uncontrolled copy #

Responsibility	Team Lead					ISO Ref.	4.13

Procedure No.	SOP 07	Rev. No.	0	Date	23-11-98	No. of Pages	1

Quality Systems Manager				Operations Manager

[Exhibit] [*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Appendix 0	VPP

[Exhibit]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

[*]

*
CONFIDENTIAL TREATMENT REQUESTED

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Adobe Systems Europe Ltd: Bill of Materials

UK SKU No.	1012550101056	S/W Part No.	1
Description	Photoshop 5.5 Win Full Product GB
S/N Format	PWE55OR7(6)-ccc		2
			3
			4
EAN 5029766194216		Date Created 23/06/99

Part Number	Part Description	Language	Qty
9001 8162	PHSP 5.0 M/W User Guide GB 7/99	GB	1
9001 8015	PHSP 5.5 M/W Supplement GB 8/99	GB	1
9001 8035	PHSP 5.5 Win QRC GB 8/99	GB	1
9001 6599	Product Support Card GO 4/99	GB	1
9001 6684	Licence Agreement 5/99	ML	1
9001 6579	Registration Card GB 4/99	GB	1
9001 7995	PHSP 5.5 Win CD Application GB 8/99	GB	I
9001 8005	PHSP 5.5 M/W CD Tutorial GB 8/99	GB	1
9001 8047	PHSP 5.5 M/W CD Holder ML 8/99	ML	1
0399 1657	Circular Security Seal	Generic	1
0397 1297	Adobe Generic Box	Generic	1
9001 8058	PHSP 5.5 Win Sleeve GB 8/99	GB	1
9000 8166	BSA Sticker GB	GB	3
9001 3732	Win/Generic Platform SKU Label White	Generic	I

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Comments

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

Part 2
Master Production Schedule

[Exhibit not available]

This material constitutes confidential and proprietary information of Adobe Systems, Inc., and is directed to the person to whom it is given by an authorized representative of Adobe Systems, Inc. This material may not be distributed, reproduced or divulged without written consent of Adobe Systems, Inc. This material, along with all copies made by or on behalf of the person to whom it is directed, shall be returned immediately to Adobe Systems, Inc. upon Adobe Systems Inc.'s request.

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